EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

     Mortgage Loan Purchase Agreement, dated as of November 1, 1997 (the "Agreement"), between First Union National Bank (the "Seller") and First Union Commercial Mortgage Securities, Inc. (the "Purchaser").

     The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "First Union Mortgage Loans") as provided herein. The Purchaser intends to deposit them, together with the LBHI Mortgage Loans (as defined below), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1997 (the "Cut-off Date"), among the Purchaser as depositor, First Union National Bank as master servicer (in such capacity, the "Master Servicer"), CRIIMI MAE Services Limited Partnership as special servicer (in such capacity, the "Special Servicer"), LASALLE NATIONAL BANK as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Concurrently with the purchase of Mortgage Loans pursuant to this Agreement, the Purchaser will also purchase multifamily and commercial mortgage loans pursuant to a Mortgage Loan Purchase Agreement, dated as of November 1, 1997, between Lehman Brothers Holdings Inc. ("LBHI") and the Purchaser (the "LBHI Agreement"). Such mortgage loans (the "LBHI Mortgage Loans") will likewise be deposited into the Trust Fund. Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1. Agreement to Purchase.

     (a) The Seller agrees to sell, and the Purchaser agrees to purchase, the First Union Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The First Union Mortgage Loans will have an aggregate principal balance of $1,105,685,135.31 (the "First Union Balance") as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date whether or not received. The First Union Balance and the LBHI

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Balance (as defined in the LBHI Agreement) together equal an aggregate principal balance (the "Initial Pool Balance") of $2,203,502,325. The purchase and sale of the First Union Mortgage Loans shall take place on November 25, 1997 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the First Union Mortgage Loans shall consist of
(A) a cash amount equal to 100% of the First Union Balance, plus (B) interest accrued on each First Union Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

     The Purchaser will assign to the Trustee, all of its right, title and interest in and to the First Union Mortgage Loans.

SECTION 2. Conveyance of Mortgage Loans.

     (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the First Union Mortgage Loans identified on the Mortgage Loan Schedule as of such date other than the primary servicing rights. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

     (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the First Union Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the First Union Mortgage Loans due on or before the Cut-off Date), shall belong to, and be promptly remitted to, the Seller.

     (c) The Seller hereby represents and warrants that it has, on behalf of the Purchaser, delivered to the Trustee, the documents and instruments specified below with respect to each First Union Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall, except as otherwise disclosed on Exhibit B hereto, contain the following documents:

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          (i)  the original executed Mortgage Note, endorsed (without recourse, representation or warranty, express or implied) to the order of LASALLE NATIONAL BANK, as trustee for the registered holders of the First Union-Lehman Brothers Commercial Mortgage Trust II, Commercial, Mortgage Pass-Through Certificates, Series 1997-C2;

          (ii) an original or copy of the Mortgage and of any intervening assignments thereof, in each case with evidence of recording indicated thereon;

         (iii) an original or copy of any related Assignment of Leases and of any intervening assignments thereof (with recording information indicated thereon), if such item is a document separate from the Mortgage;

          (iv) an original executed assignment of the Mortgage, any related Assignment of Leases (if such item is a document separate from the Mortgage), and any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of LASALLE NATIONAL BANK, as trustee for the registered holders of the First Union-Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2, in recordable form;

          (v) an original assignment of all unrecorded documents relating to the Mortgage Loan in favor of LASALLE NATIONAL BANK, as trustee for the registered holders of the First Union-Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2;

          (vi) originals or copies of any written modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified;

         (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

        (viii) filed copies (with evidence of filing) of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of

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               any assignee prior to the Trustee (but only to the extent the
               Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3, as appropriate, in favor of LASALLE NATIONAL BANK, as trustee for the registered holders of the First Union-Lehman Brothers Commercial Mortgage Trust II, Commercial Mortgage Pass-Through Certificates, Series 1997-C2.

     (d) Within 30 days following the Closing Date, the Purchaser shall submit or cause to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, each assignment of Mortgage and each assignment of Assignment of Leases referred to in clauses (iv) and (v) of subsection (c) above and each UCC-2 and UCC-3 in favor of and delivered to the Trustee constituting part of the Mortgage File. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Purchaser or its designee.

     (e) All documents and records relating to the First Union Mortgage Loans and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

SECTION 3. Representations, Warranties and Covenants of Seller.

     (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a national banking association validly existing under the laws of the United States of America and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding

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     obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or By-Laws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound.

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement.

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement and no bulk sale law applies to such transactions.

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          (vii) No litigation is pending or, to the best of the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement.

          (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the First Union Mortgage Loans to the Purchaser as a sale of the First Union Mortgage Loans to the Purchaser in exchange for consideration consisting of
     (A) a cash amount equal to 100% of the First Union Balance, plus (B) interest accrued on each First Union Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date. The consideration received by the Seller upon the sale of the First Union Mortgage Loans to the Purchaser will constitute reasonably equivalent value and fair consideration for the First Union Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the First Union Mortgage Loans to the Purchaser. The Seller is not selling the First Union Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

     (b) The Seller hereby makes the representations and warranties contained in
Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each First Union Mortgage Loan. References in such representations and warranties to "Mortgage Loan" and "Mortgage Loans" shall be deemed to mean "First Union Mortgage Loan" and "First Union Mortgage Loans," respectively.

     (c) If the Seller receives notice of a Document Defect or a Breach relating to a First Union Mortgage Loan (the "Defect/Breach Notice"), then the Seller shall within 90 days after its receipt of the Defect/Breach Notice (or in the case of a Document Defect or a Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later that 90 days of any party discovering such Document Defect or Breach) (i) cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected First Union Mortgage Loan (or the related Mortgaged Property) from the Trustee pursuant to the Pooling and Servicing Agreement, at a price equal to the Purchase Price; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect would not prevent the Mortgage Loan from being treated as a "qualified mortgage" within the meaning of the REMIC Provisions and the Seller has commenced

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and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, in the event of a failure to so cure, to complete such repurchase); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such breach will be cured within the additional 90-day period. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause (xii) of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

     (d) If upon the second anniversary of the Closing Date the Seller receives notice that exceptions remain outstanding with respect to any Mortgage Loan, pursuant to Section 2.02(b) of the Pooling and Servicing Agreement, the Seller shall, within 90 days of such anniversary: (i) cure such exception, (ii) repurchase the affected Mortgage Loan, or (iii) deliver to the Trustee an Opinion of Counsel to the effect that such defect does not materially and adversely affect the Certificateholders.

SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

     (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The Purchaser has the full corporate power and authority and legal right to acquire the First Union Mortgage Loans from the Seller and to transfer the First Union Mortgage Loans to the Trustee.

     (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

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     (c) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

     (d) None of the acquisition of the First Union Mortgage Loans by the Purchaser, the transfer of the First Union Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Purchaser's Articles of Incorporation or Bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

     (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the First Union Mortgage Loans by the Seller to the Purchaser as a sale of the First Union Mortgage Loans to the Purchaser in exchange for consideration consisting of (A) a cash amount equal to 100% of the First Union Balance, plus (B) interest accrued on each First Union Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date.

SECTION 5. Closing. The closing of the sale of the First Union Mortgage Loans (the "Closing") shall be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022 at 10:00 A.M., New York time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date; provided, however, that any material inaccuracy in any representation and warranty set forth in or made pursuant to Section 3(b) shall not affect the Purchaser's obligation to purchase the Mortgage Loans not affected by such inaccuracy;

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          (b) All documents specified in Section 6 of this Agreement (the
     "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser in its reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the First Union Mortgage Loans on the Closing Date.

SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

     (a) This Agreement duly executed by the Purchaser and the Seller;

     (b) A Certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the date hereof;

     (c) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such

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officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

     (d) An Officer's Certificate from an officer of the Seller, in his or her individual capacity, dated the Closing Date, and upon which the Purchaser and the Underwriters may rely, to the effect that (i) such officer has carefully examined the Prospectus and nothing has come to his attention that would lead him to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the Closing Date, included or includes any untrue statement of a material fact relating to the First Union Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the First Union Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Memorandum and nothing has come to his attention that would lead him to believe that the Memorandum, as of the date thereof or as of the Closing Date, included or includes any untrue statement of a material fact relating to the First Union Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein related to the First Union Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

     (e) The resolutions of the requisite loan committee authorizing the Seller's entering into the transactions contemplated by this Agreement, the articles of association and by-laws of the Seller, and a certificate of good standing of the Seller issued by the Office of the Comptroller of the Currency of the United States not earlier than sixty (60) days prior to the Closing Date;

     (f) A written opinion of Paul C. Hurdle III, counsel for the Seller, in form and substance acceptable to the Purchaser and its counsel, with any modifications required by the rating agencies identified in the Prospectus Supplement (the "Rating Agencies"), dated the Closing Date and addressed to the Purchaser, the Underwriters and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

     (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 7. Indemnification.

     (a) The Seller shall indemnify and hold harmless the Purchaser, the Underwriters, their respective officers and directors, and each person, if any, who controls the Purchaser or any Underwriter within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934

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Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or
(ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the First Union Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Master Tape (it being herein acknowledged that the Master Tape was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to, or arises out of or is based upon an untrue statement or omission with respect to, the information regarding the First Union Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth
(X) in the Prospectus Supplement and the Memorandum under the headings "Summary of the Prospectus Supplement--The Mortgage Pool" or "Summary of the Memorandum--The Mortgage Pool", as applicable, "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" and (Y) on Annex A to the Prospectus Supplement and, to the extent consistent therewith, on the Diskette, or (III) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the First Union Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in the Master Tape and Annex A to the Prospectus Supplement, including without

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limitation the aggregation of such information with comparable information relating to the LBHI Mortgage Loans in the Trust Fund. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

     For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-07854 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated October 29, 1997, as supplemented by the prospectus supplement dated November 19, 1997 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated November 25, 1997, relating to the Non-Registered Certificates; "Registered Certificates" shall mean the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Master Tape" shall mean the compilation of information and data regarding the LBHI Mortgage Loans and the First Union Mortgage Loans covered by the Agreed Upon Procedures Letter dated November 19, 1997 and rendered by Deloitte & Touche LLP (a "hard copy" of which Master Tape was initiated on behalf of the Seller and the Purchaser).

     (b) Promptly after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

     (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

     (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this
Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this
Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, any of their respective directors or officers, or any person controlling the Purchaser or the Underwriters, and (iii) acceptance of and payment for any of the Certificates.

     (f) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters shall be third-party beneficiaries of the provisions of this Section 7.

SECTION 8. Costs. The Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the First Union Balance represents of the Initial Pool Balance): (i) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the Certificates; (ii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iii) the filing fee charged by the Securities and Exchange Commission for registration of the Certificates so registered; (iv) the fees charged by the Rating Agencies to rate the Certificates so rated; (v) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by Section 2 hereof; and (vi) the cost of obtaining a "comfort letter" from a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the First Union Mortgage Loans included in the Prospectus and Memorandum. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the First Union Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the First Union Mortgage Loans by the Seller to the Purchaser and not as a pledge of the First Union Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the First Union Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the First Union Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the First Union Mortgage Loans, and all amounts payable to the holder of the First Union Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the New York Uniform Commercial Code; and
(v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the First Union Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the First Union Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7.

SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                              SELLER
                              ------

                              FIRST UNION NATIONAL BANK


                              By: /s/ LAWRENCE A. BROWN
                                 ---------------------------------
                              Name:       Lawrence A. Brown
                              Title:      Senior Vice President

                              Address for Notices:
                              One First Union Center
                              301 South College Street
                              Charlotte, North Carolina  28288-0600
                              Attention: Lawrence A. Brown
                              Telecopier No.: (704) 374-6435
                              Telephone  No.: (704) 383-7407

                              PURCHASER
                              ---------

                              FIRST UNION COMMERCIAL
                              MORTGAGE SECURITIES, INC.

                              By: /s/ MICHAEL H. GRECO
                                 ---------------------------------
                              Name:    Michael H. Greco
                              Title    Senior Vice President

                              Address for Notices:
                              One First Union Center
                              301 South College Street
                              Charlotte, North Carolina  28288-0600
                              Attention: Michael H. Greco
                              Telecopier No.: (704) 374-6435
                              Telephone  No.: (704) 383-9691

                                   SCHEDULE I

     (i) The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-Off Date;

     (ii) If such Mortgage Loan was originated by the Seller or an affiliate thereof, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an affiliate thereof, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan;

     (iii) The Seller owns the Mortgage Loan, has good and marketable title thereto, has full right and authority to sell, assign and transfer the Mortgage Loan and is transferring the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and no provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan;

     (iv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder;

     (v) Each of the related Mortgage Note, Mortgage(s), Assignment of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination;

     (vi) As of the date of its origination, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, to the best knowledge of the Seller, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements;

     (vii) The assignment of the related Mortgage and assignment of leases to the Trustee constitutes the legal, valid, binding and enforceable assignment of such Mortgage in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

     (viii) Except with respect to the Mortgage Loans listed in Exhibit C hereto, each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for (a) liens for real estate taxes and special assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being customarily acceptable to mortgage lending institutions generally or specifically reflected in the appraisal of such Mortgaged Property made in connection with the origination of such Mortgage Loan, and (c) other matters to which like properties are commonly subject and which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by such Mortgage or materially affect the value or marketability of such Mortgaged Property, and such encumbrances do not materially interfere with the current use or operation of the related Mortgaged Property or the ability of the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note; there exists with respect to such Mortgaged Property an assignment of leases and rents provision, whether as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to encumbrances described in subsections (a), (b) and (c) of this subparagraph
(viii);

     (ix) The Seller has filed and/or recorded in all appropriate public filing and recording offices all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (or, if not filed and/or recorded, has submitted such UCC-1 financing statements for filing and/or recording and such UCC-1 financing statements are in form and substance acceptable for filing and/or recording), to the extent perfection may be effected pursuant to applicable law by recording or filing;

     (x) All taxes and governmental assessments that prior to the Cut-off Date became due and owing in respect of, and affect, each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

     (xi) As of the date of its origination, there was no proceeding pending for the total or partial condemnation of each related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property was free of material damage; and, as of the Cut-off Date, the Seller has not received any notice of the commencement of any proceeding for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and such Mortgaged Property is free of material damage;

     (xii) Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of the Mortgage Loan after all advances of principal, or there is a binding commitment from a title insurer qualified and licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record, or any such commitment is a legal, valid and binding obligation of such insurer; no claims have been made under such title insurance policy, if issued; and to the best knowledge of the Seller, no prior mortgagee has done, by act or omission, anything which would materially impair the coverage of any such title insurance policy;

     (xiii) As of the date of its origination, all insurance required under each related Mortgage, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property, was in full force and effect with respect to each related Mortgaged Property; and, as of the Cut-off Date, to the best knowledge of the Seller, all insurance required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of the Mortgage Loan;

     (xiv) Other than payments due but not yet 30 days or more delinquent, (A) there is no material default, breach, violation or event of acceleration, and there is no other material default, breach, violation or event of acceleration, existing under the related Mortgage Note or each related Mortgage, and (B) to the best of the Seller's knowledge, after due inquiry, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of the documents referred to in clause (A), and, to the knowledge of the Seller, there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute any other material default, breach, violation or event of acceleration under any of the documents referred to in clause (A); the Seller has not waived any material default, breach, violation or event of acceleration under any of the documents referred to in clause (A), and the Seller has not waived any other material default, breach, violation or event of acceleration under such documents; and under the terms of each Mortgage Loan, each related Mortgage Note, each related Mortgage and the other loan documents in the related Mortgage File, no person or party other than the mortgagee may declare an event of default or accelerate the related indebtedness under such Mortgage Loan, Mortgage Note or Mortgage;

     (xv) As of the Cut-off Date, the Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment;

     (xvi) Except with respect to the Mortgage Loans listed in Exhibit D hereto which accrue interest on the basis of the actual number of days elapsed over a 360 day year, the Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest (except with respect to ARD Loans, with respect to which the rate at which interest accrues thereon increases after the Anticipated Repayment Date, except with respect to the Mortgage Loans listed in Exhibit E hereto and except in connection with the occurrence of a default and the accrual of default interest) on the basis of a 360-day year consisting of twelve 30-day months;

     (xvii) Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged Property to secure any other promissory note or obligation, except as expressly described in such Mortgage and other than another Mortgage Loan in the Trust Fund;

     (xviii) Such Mortgage Loan is or constitutes part of a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing the Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing the Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan;

     (xix) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

     (xx) One or more environmental site assessments were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

     (xxi) The related Mortgage Note, Mortgage(s) and Assignment of Leases, if any, contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property or properties of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to applicable reorganization, insolvency, moratorium and other similar laws affecting creditors' rights generally as from time to time, in effect, and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

     (xxii) To the best of the Seller's knowledge, after due inquiry, the related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding;

     (xxiii) Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property owned by the related Mortgagor, including all of the related Mortgagor's interest in all improvements on the related Mortgaged Property;

     (xxiv) Except with respect to the Mortgage Loans listed in Exhibit F hereto, which are ARD Loans, such Mortgage Loan does not provide for negative amortization;

     (xxv) Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property;

     (xxvi) The related Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee, each related Mortgaged Property or any interest therein, is directly or indirectly encumbered in connection with subordinate financing; provided, however, the Mortgage Loans listed in Exhibit G hereto, are encumbered by subordinated debt;

     (xxvii) Except with respect to (W) transfers of certain non-controlling interests in the Mortgagors as specified in the related Mortgage, (X) the Mortgage Loans listed in Exhibit H hereto, which permit one or more transfers of the related Mortgaged Property to a person that satisfies certain criteria (including criteria related to bankruptcy remoteness and property management experience) specified in the related Mortgage, (Y) the Mortgage Loans listed in
Exhibit I hereto, which permit a one-time transfer of the Mortgaged Property, subject to payment of an assumption fee and certain other conditions, and (Z) the Mortgage Loans listed in Exhibit J hereto, which permit two or more separate transfers of the related Mortgaged Property, subject to payment of an assumption fee and certain other conditions, the related Mortgage contains either (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if each related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if each related Mortgaged Property, or any interest therein, is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers;

     (xxviii) The Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an affiliate of such Mortgagor, does not represent more than 5% of the aggregate Initial Pool Balance;

     (xxix) Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage;

     (xxx) Each related Mortgaged Property was inspected by or on behalf of the related originator during the 12 month period prior to the related origination date;

     (xxxi) Except for the Mortgage Loans listed in Exhibit K hereto, the terms of the related Mortgage Note or Mortgage do not provide for the release of any material portion of the related Mortgaged Property from the lien of such Mortgage without payment in full of the Mortgage Loan;

     (xxxii) The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance with all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of such Mortgaged Property; to the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent;

     (xxxiii) Except with respect to Credit Lease Loans, the related Mortgagor has covenanted in the Mortgage Loan documents to deliver each year to the mortgagee an operating statement of each related Mortgaged Property covering the twelve-month period identified therein;

     (xxxiv) With respect to at leas 95% of the Mortgage Loans, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property;

     (xxxv) With respect to any Mortgage Loan that is secured in whole or in material part by the interest of a Mortgagor as a lessee under a Ground Lease but not by the related fee interest:

          (A) Such Ground Lease or a memorandum thereof has been or will be duly recorded (other than the Ground Lease related to the Mortgage Loan listed in Exhibit L hereto) and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

          (B) Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing
     Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor; provided, that the lessor's consent to a subsequent sale is required under the Ground Lease related to the Mortgage Loans listed in Exhibit M hereto;

          (C) Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee thereunder and that any such action without such consent is not binding on such Mortgagee, its successors or assigns;

          (D) Unless otherwise set forth in the Ground Lease, the Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of the Mortgage Loan;

          (E) Such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent,
     (1) there is no material default, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

          (F) Such Ground Lease or an estoppel or consent letter received by the Mortgagee from the lessor, requires the lessor thereunder to give notice of any default by the lessee to the Mortgagee; and such Ground Lease, or an estoppel or consent letter received by the Mortgagee from the lessor, further provides that no notice of termination given under such Ground Lease is effective against the Mortgagee unless a copy has been delivered to the Mortgagee in the manner described in such Ground Lease, estoppel or consent letter;

          (G) The ground lessee's interest in the Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any exceptions stated in the related title insurance policy or opinion of title, which exceptions do not and will not materially and adversely interfere with (1) the ability of the related Mortgagor timely to pay in full the principal and interest on the related Mortgage Note, (2) the use of such Mortgaged Property for the use currently being made thereof, or (3) the value of the Mortgaged Property;

          (H) A Mortgagee is permitted a reasonable opportunity to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease;

          (I) Such Ground Lease has an original term (including any extension options set forth therein) that extends not less than 10 years beyond the Stated Maturity Date of the related Mortgage Loan;

          (J) Except with respect to the Ground Lease related to each of the Mortgage Loans listed in Exhibit N hereto, under the terms of such Ground Lease, any estoppel or consent letter received by the Mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

          (K) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

          (L) Except with respect to Mortgage Loans listed on Exhibit O hereto, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy, and for any reason, upon the request of the lender; and

          (M) The terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

     (xxxvi) With respect to any Mortgage Loan that is secured in whole or in part by a Mortgage Property which is operated as a residential health care facility (a "Facility");

          (A) All governmental licenses, permits, regulatory agreements or other approvals or agreements necessary or desirable for the use and operation of each Facility as intended are held by the related Mortgagor or the operator of the Facility, and are in full force and effect, including, without limitation, a valid certificate of need ("CON") or similar certificate, license, or approval issued by the applicable department of health for the requisite number of beds, and approved provider status in any approved provider payment program (collectively, the "Licenses").

          (B) The Licenses (1) may not be, and have not been, transferred to any location other than the Facility; (2) have not been pledged as collateral security for any other loan or indebtedness; and (3) are held free from restrictions or known conflicts which would materially impair the use or operation of the Facility as intended, and are not provisional, probationary or restricted in any way.

          (C) As of the Cut-off Date and to Seller's knowledge, without inquiry, as of the Cut-off Date, the Facility has not received a "Level A" (or equivalent) violation which has not been cured to the satisfaction of the applicable governmental agency, and no statement of charges or deficiencies has been made or penalty enforcement action has been undertaken against the Facility, its operator or the Mortgagor or against any officer, director or stockholder of such operator or the Mortgagor by any governmental agency during the last three calendar years, and there have been no violations over the past three years which have threatened the Facility's, the operator's or the Mortgagor's certification for participation in Medicare or Medicaid or the other third-party payors' programs.

     (xxxvii) No advance of funds has been made, directly or indirectly, by the Seller to the Mortgagor other than pursuant to the Mortgage Note and no funds have been received from any person other than such Mortgagor for or on account of payments due on the Mortgage Note;

     (xxxviii) To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan;

     (xxxix) Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination;

     (xl) To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan;

     (xli) If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage;

     (xlii) The related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund (except with respect to the Mortgage Loans listed in Exhibit G hereto), and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement;

     (xliii) The related Mortgaged Property is not located in a flood hazard area as defined by the Federal Insurance Administration or is covered by flood hazard insurance;

     (xliv) Except with respect to the Mortgage Loans listed on Exhibit P hereto, one or more engineering assessments were performed by an engineering consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s);

     (xlv) All escrow deposits and payments relating to the Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the Mortgage Loan Documents to be deposited by the related Mortgagor have been deposited;

     (xlvi) The related Mortgagor has represented to the Seller that as of the date of origination of the Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all licenses, permits and authorizations then required for use of the related Mortgaged Property, which were valid and in full force and effect; and

     (xlvii) The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal, proper and prudent and have met customary industry standards.

     (xlviii) With respect to any Mortgage Loan that is a Credit Lease Loan;

          (A) Except with respect to the Mortgage Loans listed in Exhibit Q hereto, the lease payments due under the related Credit Lease, are equal to or greater than the payments due with respect to the related Mortgage Loan;

          (B) Except with respect to Credit Lease Loans as indicated in Exhibit R hereto, the Mortgagor does not have monetary obligations under the related Credit Lease, and every monetary obligation associated with managing, owning, developing and operating the leased property, including, but not limited to, the costs associated with utilities, taxes, insurance, maintenance and repairs is an obligation of the related Tenant;

          (C) Except with respect to Credit Lease Loans listed in Exhibit S hereto (with a specific reference to the column under the caption "[Description of Mitigant]"), the Mortgagor does not have any nonmonetary obligations under the related Credit Lease, except for the delivery of possession of the leased property;

          (D) Except with respect to the Credit Lease Loans listed in Exhibit T hereto (with a specific reference to the column under the caption "Termination (T), or Offset/Abatement (O)"), the Mortgagor has not made any representation or warranty in the related Credit Lease, a breach of which would result in the termination of, or an offset or abatement with respect to, such Credit Lease;

          (E) Except with respect to the Credit Lease Loans listed in Exhibit U hereto (with a specific reference to the column under the caption "Lease Out"), the related Tenant cannot terminate such Credit Lease for any reason prior to the payment in full of: (a) the principal balance of the related Mortgage Loan; (b) all accrued and unpaid interest on such Mortgage Loan; and (c) any other sums due and payable under such Mortgage Loan, as of the termination date, which date is a rent payment date, except for a default by the related Mortgagor under the Credit Lease;

          (F) In the event the related Tenant assigns or sublets the related leased property, such Tenant (and if applicable, the related guarantor) remains obligated under the related Credit Lease;

          (G) Except with respect to the Credit Lease Loans listed in Exhibit V hereto, each property related to a Credit Lease Loan is a separate tax lot;

          (H) Except with respect to the Credit Lease Loans listed in Exhibit W hereto, the related Tenant has agreed to indemnify the Mortgagor from any claims of any nature (a) to which the Mortgagor is subject because of such Mortgagor's estate in the leased property, or (b) arising from (i) injury to or death of any person or damage to or loss of property on the leased property or connected with the use, condition or occupancy of the leased property, (ii) Tenant's violation of the related Credit Lease, or (iii) any act or omission of the Tenant;

          (I) Except with respect to the Mortgage Loans listed in Exhibit X hereto, related Tenant has agreed to indemnify the Mortgagor from any claims of any nature arising as a result of any hazardous material affecting the leased property and due to such Tenant's use of the leased property;

          (J) Except with respect to the Mortgage Loans listed in Exhibit Y hereto, in connection with Credit Lease Loans with respect to which a lease guarantee exists, the related guarantor guarantees the payment due under the related Credit Lease and such guarantee, on its face, contains no conditions to such payment;

          (K) With respect to Credit Lease Loans that have the benefit of residual value insurance policies and lease enhancement policies, each such policy has been obtained, and with respect to the Credit Leases other than bond-type leases, the required premiums have been paid; and

          (L) The list of lease guarantors, if any, attached as Exhibit Z hereto, is accurate in all material respects.

     (xlix) With respect to Mortgage Loans secured in whole or in part by the interest of the related mortgagor under a Ground Lease and by the related fee interest, such fee interest is subject, and subordinated of record, to the related Mortgage, and such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest.

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
  2   253   Plainview Shopping Center                      South Oyster Bay Road & Woodbury Road      Plainview
  3   278   Centreville Square                             5900 Centreville Crest Lane                Centreville
  6     2   Fountainhead Apartments                        293-297 Turnpike Road                      Westborough
  7   282   Drury Portfolio #1                             Various                                    Various
  8     3   Sutton Place                                   23275 Riverside Drive                      Southfield
  9     4   Town Square Wheaton                            199 Town Square                            Wheaton
 11     5   Office Depot  - Delray Beach                   2300 So. Congress St.                      Delray Beach
 16     7   Hartford Fire - Farmington                     8 Farm Springs Road                        Farmington
 17   272   Campus Club                                    4000 Southwest 37th Boulevard              Gainesville
 21     8   The Hamptons                                   3070 South Nellis Boulevard                Las Vegas
 24    10   Olive Tree                                     6201 West Olive Avenue                     Glendale
 25    11   Saddleback Apts.                               4722 East Bell Road                        Phoenix
 26   281   Drury Portfolio #2                             Various                                    Various
 27   259   Hylan Commons                                  Hylan Boulevard                            Staten Island
 28    12   Eatoncrest                                     3300 Eaton Crest Drive                     Eatontown
 30    13   375 and 377 Ghent Road                         375 and 377 Ghent Road                     Akron
 31    14   Chapel Hill Apartments                         1500 Worcester Road                        Framingham
 34    15   Brandon Crossings Shopping Center              SW Corner of SR 60 & I75                   Brandon
 36    17   Renaissance Parc                               5151 Verde Valley Lane                     Dallas
 39    18   NorthPark Executive Suites Hotel               7685 Northcross Drive                      Austin
 42    19   K Mart  - San Antonio                          12300 San Pedro Ave.                       San Antonio
 47    20   Garden Ridge - Kennesaw                        2875 George Busbee Parkway                 Marietta City Limits(Kennesaw
 49    21   Perwinkle Place Shopping Center                2075 Periwinkle Place                      Sanibel Island
 50    23   Garden Ridge - Norcross                        1887 Willow Trail Parkway                  Norcross
 51    24   Willow Bend Town Centre                        22928-23048 S. R. 54                       Lutz
 52    25   Coachman Manor                                 401 Gibbsboro Road                         Lindenwold
 57    26   Castle Way                                     5955 Weiss Road                            Saginaw
 60   275   Herndon Centre III                             358 - 434 Elden Street                     Herdon



Offer                                   Cut-off           Mortgage
Doc                     Original         Date        --------------------    Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity    Method
---         -----      -----------     -----------   --------    --------    -------
  2         NY         38,206,000       38,206,000   7.4700       11/1/12    30/360
  3         VA         35,250,000       35,250,000   7.6250       11/1/07    30/360
  6         MA         29,200,000       29,121,268   8.5500        5/1/07    Act/360
  7         MO         29,000,000       29,000,000   7.9600       11/1/12    Act/360
  8         MI         29,000,000       28,887,122   8.2500        5/1/07    30/360
  9         IL         28,850,000       28,773,665   8.1200        7/1/12    30/360
 11         FL         24,146,602       24,140,144   8.4100        6/1/17    30/360
 16         CT         20,142,693       20,078,226   7.0650        8/1/12    30/360
 17         FL         20,000,000       20,000,000   7.4500       11/1/07    Act/360
 21         NV         18,700,000       18,665,259   8.2900        7/1/07    Act/360
 24         AZ         17,360,000       17,360,000   8.1400        7/1/07    30/360
 25         AZ         17,342,000       17,342,000   8.1400        7/1/07    30/360
 26         TX         16,965,000       16,965,000   7.9200       11/1/12    Act/360
 27         NY         16,560,000       16,560,000   7.4700       11/1/12    30/360
 28         NJ         16,500,000       16,491,481   7.6000       10/1/27    Act/360
 30         OH         16,300,000       16,276,911   8.2500       10/1/17    Act/360
 31         MA         14,900,000       14,859,825   8.5500        5/1/07    Act/360
 34         FL         13,500,000       13,482,188   8.1000        9/1/07    30/360
 36         TX         12,520,000       12,497,380   8.3750        7/1/07    Act/360
 39         TX         12,250,000       12,250,000   7.6700       11/1/07    Act/360
 42         TX         11,704,599       11,673,663   8.8400        2/1/19    30/360
 47         GA          9,763,565        9,763,390  10.1250        7/1/19    30/360
 49         FL          9,675,000        9,667,450   8.2500       10/1/07    Act/360
 50         GA          9,460,142        9,459,973  10.1250        7/1/19    30/360
 51         FL          9,400,000        9,387,597   8.1000        9/1/07    30/360
 52         NJ          9,400,000        9,382,540   8.4500        8/1/12    Act/360
 57         MI          8,900,000        8,900,000   7.6500        9/1/04    30/360
 60         VA          8,500,000        8,500,000   7.5000       11/1/07    30/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
 63    28   Chatsworth Gardens                             20801 Devonshire Street                    Chatsworth
 64    29   Sierra Creek                                   501 Central Texas Expressway               Killeen
 66    30   One Price Distribution Center                  1875 East Main Street                      Duncan
 67    31   Quail Lakes Center                             4700-4755 Quail Lakes Drive                Stockton
 68    32   Cedar Run                                      816 South Oneida                           Denver
 72    35   Country Place I                                3900 Blackburn Lane                        Burtonsville
 73    36   Walmart - Boone                                1812 Blowing Rock                          Boone
 75    37   Concordia Shopping Center                      1600 Perrineville Road                     Monroe
 78    38   Willowick                                      5120 North 16th Street                     Phoenix
 82    39   Drury Inn - St. Louis Airport                  10490 Natural Bridge Road                  Edmundson
 83    43   Farmington                                     2013 Fry Road                              Katy
 86    41   Scottsdale Park Terrace                        1075 North Miller Road                     Scottsdale
 85    42   The Crossings Shopping Center                  2260-2336 Lebanon Pike                     Nashville
 87    48   Falls Village                                  6200 A Green Meadow Parkway                Baltimore
 88    45   Holiday Inn -  Catalina Centre                 1601 North Congress Avenue                 Boynton Beach
 89    46   Dam Neck Crossings                             1630 and 1650 General Booth Boulevard      Virginia Beach
 90    40   Roger Smith Hotel                              501 Lexington Avenue@47th Street           New York
 92    50   DFW Air Cargo Complex                          2963,2967, & 3015 N. Airfield Dr.          Irving
 94    51   Whiting Shopping Center                        108 Lacey Road                             Whiting
 95    49   Circuit City - Poughkeepsie                    837 South Rd.                              Poughkeepsie
 98    53   Atrium Executive Plaza                         499 Northwest 70th Avenue                  Plantation
 99    54   Gardens Park Plaza                             8940 North Military Trail                  Palm Beach Gardens
100    55   Plaza Healthcare                               1475 North Granite Reef Road               Scottsdale
101    56   Leisure Living Properties - 3 Assets           Various                                    Portage, Fremont, Lowell
102    57   Victoria Village shopping center               1401 - 1463 Victoria Avenue                Ventura
103    58   Terraces @ Windy Hill                          3000 Windy Hill Road                       Marietta
106    59   Clarington                                     3767 Clarington Avenue                     Los Angeles
107    47   Tallahasse Residence Inn                       1880 Raymond Diehl Road                    Tallahasee
109    61   Bellevue Valley Plaza                          7401 - 7091 Highway 70 South               Nashville
112    62   Forest Brook Apartments                        2921 Forestbrook Drive                     Charlotte
115    64   Carriage Way Shopping Center                   201-235 South Waukegan Road                Lake Bluff
117    66   Bally Total Fitness - Bloomington              4901 West 80th Street                      Bloomington
118   277   Hampton Inn - Daytona                          1715 W. International Speedway             Daytona
122    67   215 Coles Street                               215 Coles Street                           Jersey City
123    70   Westpark Walk                                  100 - 481 Commerce Drive                   Peachtree City
124    71   Albertson's, Inc. - Pharr-McAllen              401 North Jackson Road                     Pharr-McAllen


Offer                                   Cut-off            Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
 63         CA          8,500,000        8,491,163   8.0700       10/1/07       30/360
 64         TX          8,400,000        8,400,000   8.1400        7/1/07       30/360
 66         SC          8,125,000        8,082,804   9.1250        7/1/17       Act/360
 67         CA          8,000,000        7,991,880   8.3750        9/1/07       Act/360
 68         CO          8,000,000        7,986,834   8.6500        7/1/07       Act/360
 72         MD          7,425,000        7,408,285   7.6800        8/1/07       Act/360
 73         NC          7,458,022        7,341,749   7.3125       11/1/16       30/360
 75         NJ          7,200,000        7,170,968   8.6900        6/1/07       Act/360
 78         AZ          7,100,000        7,088,580   7.9375        8/1/07       Act/360
 82         MO          7,000,000        7,000,000   7.9600       11/1/12       Act/360
 83         TX          7,000,000        7,000,000   7.5000       11/1/07       30/360
 86         AZ          7,000,000        7,000,000   7.5000        9/1/07       30/360
 85         TN          7,000,000        6,989,789   8.0000        9/1/07       Act/360
 87         MD          6,900,000        6,900,000   7.5000       11/1/07       30/360
 88         FL          6,746,000        6,729,457   8.5000        8/1/07       Act/360
 89         VA          6,725,000        6,725,000   7.7500       11/1/07       Act/360
 90         NY          6,700,000        6,700,000   9.0000       11/1/12       Act/360
 92         TX          6,551,000        6,528,304   9.3750        6/1/22       Act/360
 94         NJ          6,500,000        6,473,791   8.6900        6/1/07       Act/360
 95         NY          6,589,015        6,428,181   8.1875        6/1/18       30/360
 98         FL          6,300,000        6,284,126   8.3750        8/1/07       Act/360
 99         FL          6,300,000        6,274,923   8.7500        6/1/12       Act/360
100         AZ          6,250,000        6,234,626   8.7500       10/1/12       Act/360
101         MI          6,250,000        6,217,295   9.2500        5/1/07       30/360
102         CA          6,200,000        6,179,213   8.8750        5/1/07       Act/360
103         GA          6,185,000        6,176,283   8.3750        8/1/07       Act/360
106         CA          6,075,000        6,065,121   7.9000        8/1/07       Act/360
107         FL          5,917,000        5,912,058   7.9700       10/1/07       Act/360
109         TN          5,813,000        5,801,266   8.1250        8/1/07       Act/360
112         NC          5,750,000        5,735,276   8.3000        8/1/07       Act/360
115         IL          5,500,000        5,489,244   8.2500        8/1/07       Act/360
117         MN          5,471,920        5,415,475  10.1250        4/1/09       30/360
118         FL          5,400,000        5,400,000   8.0400       11/1/07       Act/360
122         NJ          5,250,000        5,250,000   8.2500       11/1/07       Act/360
123         GA          5,200,000        5,189,301   9.0000        7/1/07       Act/360
124         TX          5,158,009        5,158,009   7.4375        9/1/17       30/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
127    69   Saratoga Holiday Inn                           232 Broadway at Circular Street            Saratoga Springs
128    79   Courtyard Sarasota                             850 University Parkway                     Sarasota
129    73   Barnes & Noble, Inc. - Rockleigh               1 Pond Road                                Rockleigh
132    78   CVS Plaza                                      213, 214 & 218 Northern Blvd.              Bayside
133    80   Gainesville Courtyard by Marriott              3510 SW 40th Blvd.                         Gainesville
135    77   Williamsburg Villas                            3211 S.W. Govenor John Sevier Highway      Knoxville
138    75   Circuit City - Cincinnati                      5455 Glenway Ave                           Cincinnati
139    76   Circuit City - Wilkes Barre                    500 Kidder St.                             Wilkes Barre
142    83   Shawnee Village                                12821 126th Way NE                         Kirkland
148    72   Best Western - Mystic                          9 Whitehall Avenue                         Mystic
149    85   Plaza 50 Shopping Center                       1936-2270 E. Williams Street               Carson City
150    84   Wendover Plaza Shopping Center                 931 Wendover Rd.                           Charlotte
156    88   Country Place II                               3918-3930 Blackburn Lane                   Burtonsville
157    86   Circuit City - Florence                        2400 David McLeod Blvd.                    Florence
159    90   Edgewater Trace                                10714 Abercorn Extension                   Savannah
162    89   Cove Village Townhouses                        2 Driftwood Court                          Baltimore
163    82   Mobile Residence Inn                           950 S Beltline Highway                     Mobile
164    98   Village Shopping Center                        3020 N. Main Street                        Hope Mills
166    91   Bally Total Fitness - Cincinnati               3694 Werk Rd.                              Cincinnati
167   254   Watchung Commons                               Route 22 East & Terrill Road               Watchung
168    92   Giant Eagle Plaza                              4400 Buffalo Road (US 20)                  Erie
169    93   Courtyard by Marriott - Mobile                 1000 South Beltline Hwy.                   Mobile
173    94   Indian Run                                     Casarow Drive                              Bridgeton
174    96   Oak Creek Apartments                           8460 Hospital Drive                        Atlanta
175    95   South Coast Center                             16261 Highway 101                          Harbor
177    97   Best Western Airport East                      301 North Central Avenue                   Hapeville
182    99   Radisson Suite Hotel                           1808 Australian Avenue                     West Palm Beach
183   100   Hunters Glen                                   1201 Bacon Ranch Road                      Killeen
185   102   Bally Total Fitness - Greenwood                517 US Highway 31                          Greenwood
186   101   Fort Myers Residence Inn by Marriott           2960 Colonial Boulevard                    Ft. Myers





Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
127         NY          5,000,000        5,000,000   8.0000       11/1/07       Act/360
128         FL          5,003,000        4,998,821   7.9700       10/1/07       Act/360
129         NJ          5,000,000        4,989,871   8.2500        9/1/22       30/360
132         NY          4,841,680        4,833,642   8.6250        7/1/07       Act/360
133         FL          4,802,000        4,797,989   7.9700       10/1/07       Act/360
135         TN          4,800,000        4,797,046   8.0000       10/1/07       Act/360
138         OH          4,903,453        4,783,763   8.1875        6/1/18       30/360
139         PA          4,903,453        4,776,282   8.1875        5/1/18       30/360
142         WA          4,750,000        4,742,388   7.9500        8/1/07       Act/360
148         CT          4,683,000        4,683,000   8.2500       11/1/19       Act/360
149         NV          4,600,000        4,600,000   7.8750       11/1/07       30/360
150         NC          4,600,000        4,597,936   8.0000       10/1/07       Act/360
156         MD          4,500,000        4,489,869   7.6800        8/1/07       Act/360
157         SC          4,596,987        4,484,777   8.1875        6/1/18       30/360
159         GA          4,463,500        4,461,018   7.3750       10/1/07       Act/360
162         MD          4,425,000        4,423,108   8.1300       10/1/07       Act/360
163         AL          4,410,000        4,410,000   8.1500       11/1/07       Act/360
164         NC          4,400,000        4,394,466   7.6250       10/1/07       Act/360
166         OH          4,368,323        4,344,815   9.8750        4/1/09       30/360
167         NJ          4,323,000        4,323,000   7.4700       11/1/12       30/360
168         PA          4,300,000        4,297,799   7.6250       10/1/07       Act/360
169         AL          4,293,000        4,274,173   9.0500        4/1/07       Act/360
173         NJ          4,075,000        4,067,080   8.1500        7/1/07       Act/360
174         GA          4,000,000        4,000,000   8.3200        7/1/07       Act/360
175         OR          4,000,000        3,997,673   8.1880       10/1/07       Act/360
177         GA          4,000,000        3,984,774   9.3500        8/1/07       Act/360
182         FL          3,900,000        3,897,050   8.3750       10/1/12       Act/360
183         TX          3,880,000        3,880,000   8.1400        7/1/07       30/360
185         IN          3,857,440        3,816,269  10.1250        1/1/09       30/360
186         FL          3,803,000        3,799,824   7.9700       10/1/07       Act/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
191   107   Sovereign                                      4829 Sheboygan Avene                       Madison
196   108   Bally Total Fitness - Indianapolis             5435 Pike Plaza Dr.                        Indianapolis
200   109   Colombus West Park Nursing & Rehabilitation
              Cente                                        1700 Heinzerling Drive                     Columbus
202   112   Texas Melody                                   5929-5921 Melody Place                     Dallas
204   118   Best Western Crabtree                          6619 Glenwood Avenue                       Raleigh
209   116   Belmont Plaza Retirement Center                1710 Magnolia Boulevard                    Nashville
210   115   1227 Commonwealth Avenue                       1227-1245 Commonwealth Avenue              Boston
214   122   4401 Barclay Downs                             4401 Barclay Downs Drive                   Charlotte
215   117   Lake Hickory Plaza Shopping Center             1366 Highway 321 North                     Hickory
216   119   15625 Kendall Drive                            15625 Kendall Drive                        Kendall
217   120   Holiday Inn - Dalton                           515 Holiday Drive                          Dalton
218   121   Chase Ridge                                    8050 103rd Street                          Jacksonville
223   123   Danville Plaza                                 2855 Riverside Drive                       Danville
226   124   Countrywood East                               5700 Mack Road                             Sacramento
227   125   Sierra Vista Business Park                     100-140 Chaparral Court                    Anaheim
228   126   Walgreen Company - San Francisco               42nd Avenue and Point Lobos Avenue         San Francisco
229   127   Misty Ridge Apartments                         301 West Hawkins Parkway                   Longview
235   128   3400 West 86th Street                          3400 West 86th Street                      Indianapolis
237   279   CH2M Hill                                      2567 Fairlane Drive                        Montgomery
238   130   Best Western - Keene                           401 Winchester Street                      Keene
239   131   Marriott Fairfield Inn                         2437 South Wildcat Way                     Wood Cross
241   132   Holiday Inn College Station                    1503 Texas Avenue                          College Station
242   129   Circuit City - Muncy                           Lycoming Mall Ring Rd.                     Muncy
245   269   Eastgate Shopping Center                       578-680 East Boise Avenue                  Boise
249   137   Apple Creek                                    9905 Locust Street                         Kansas City



Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
191         WI          3,768,000        3,763,729   7.9700        9/1/07       Act/360
196         IN          3,687,350        3,648,000  10.1250        1/1/09       30/360
200         OH          3,600,000        3,584,657   8.6250        8/1/17       Act/360
202         TX          3,520,000        3,511,325   8.3500        6/1/22       Act/360
204         NC          3,500,000        3,495,344   8.6250       10/1/17       Act/360
209         TN          3,400,000        3,391,662   8.5000        8/1/07       Act/360
210         MA          3,400,000        3,390,047   8.5000        8/1/04       30/360
214         NC          3,362,000        3,356,836   7.7500       10/1/07       Act/360
215         NC          3,354,000        3,351,936   8.0000       10/1/07       Act/360
216         FL          3,300,000        3,297,420   8.3750        4/1/08       30/360
217         GA          3,300,000        3,290,597   9.0000        7/1/07       Act/360
218         FL          3,300,000        3,289,627   8.5800        7/1/07       Act/360
223         VA          3,100,000        3,100,000   7.8750       11/1/12       Act/360
226         CA          3,075,000        3,070,666   8.3750        8/1/04       Act/360
227         CA          3,050,000        3,041,128   9.3750        5/1/07       Act/360
228         CA          3,026,068        3,019,414   7.6600        8/1/15       30/360
229         TX          3,000,000        3,000,000   8.1400        7/1/07       30/360
235         IN          2,925,000        2,919,341   7.8750        9/1/10       Act/360
237         AL          2,850,000        2,850,000   8.1250       11/1/17       Act/360
238         NH          2,848,000        2,848,000   8.2500       11/1/19       Act/360
239         UT          2,810,000        2,805,319   8.6250        9/1/07       Act/360
241         TX          2,800,000        2,792,139   8.8750        9/1/07       Act/360
242         PA          2,860,347        2,790,528   8.1875        6/1/18       30/360
245         ID          2,763,000        2,760,569   7.7500       10/1/07       Act/360
249         MO          2,700,000        2,696,480   8.6200        8/1/07       Act/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
255   148   Ramada Inn - Bedford                           340 Great Road                             Bedford
257   138   Westgate Hills                                 3175 Robinson Road                         Jackson
259   139   Ridgeview                                      710 North Washington Boulevard             Ogden
261   143   South Oak SC                                   809 Arrowood Road                          Charlotte
262   145   Homelife Center                                8780 Central Avenue                        Montclair
266   133   Pep Boys  - Miami                              10660 SW 40TH Street                       Miami
268   144   Hempstead Road Apartments                      5615-5645 Hempstead Road                   Pittsburgh
275   149   Capital Plaza                                  545,551 & 555 Washington Street            Weymouth
276   150   Mountain Park Square                           4206 East Chandler Blvd.                   Phoenix
283   152   Thrifty-Payless - Corona del Mar               3141 East Pacific Coast Highway            Corona del Mar
284   141   Walgreen  - Weston                             1751 Bonaventure Blvd                      Weston
286   153   MCL Center                                     1331-1337 West Fullerton Ave.              Chicago
291   154   Babcock                                        222-230 Babcock Street                     Brookline
292   158   Stoneridge Apartments                          1000 South Danville Road                   Kilgore
293   155   Rivers Edge Business Park                      19017, 19039, 19201 62nd Avenue South      Kent
294   156   Summit                                         1700 Enterprise Drive                      Wichita Falls
298   161   Rite-Aid - Bay City                            3880 E. Wilder Road                        Bay City
299   159   Coral Gardens                                  3230 East Roosevelt Street                 Phoenix
303   164   Rite-Aid - Essexville                          1490 W. Center Avenue                      Essexville
304   270   Golden Age Four and Taylor                     South Broad Street and 99 Overby Drive     Butler and Richland
307   163   Greentree                                      6103 Manor Road                            Austin
311   166   Fowler Plaza                                   2540 East Fowler Plaza                     Tampa
312   167   Countrywood Village                            5500 Mack Road                             Sacramento
313   168   Sun Club Apartments                            1701 North Central Avenue                  Kissimmee



Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---        -----      -----------     -----------   --------    --------        -------
255        MA          2,669,000        2,669,000   8.2500       11/1/19        Act/360
257        MS          2,600,000        2,598,995   8.3900       10/1/27        Act/360
259        UT          2,595,000        2,593,835   8.0000       10/1/27        Act/360
261        NC          2,500,000        2,500,000   7.7500       11/1/12        30/360
262        CA          2,494,000        2,494,000   7.6200       11/1/07        Act/360
266        FL          2,447,077        2,447,077   7.9600        5/1/17        30/360
268        PA          2,445,000        2,437,864   8.7500        6/1/07        30/360
275        MA          2,350,000        2,329,478   9.3750        5/1/07        30/360
276        AZ          2,325,000        2,319,928   8.7500        6/1/17        Act/360
283        CA          2,270,098        2,262,166   7.9300        7/1/17        30/360
284        FL          2,257,604        2,257,604   7.3750        6/1/17        30/360
286        IL          2,250,000        2,250,000   7.6300       11/1/07        Act/360
291        MA          2,225,000        2,215,083   8.7500        5/1/07        30/360
292        TX          2,200,000        2,200,000   8.1400        7/1/07        30/360
293        WA          2,200,000        2,199,079   8.1875       10/1/07        Act/360
294        TX          2,200,000        2,197,608   8.1250        9/1/07        Act/360
298        MI          2,159,314        2,159,314   7.5000       11/1/17        30/360
299        AZ          2,160,000        2,156,589   8.0000        8/1/25        Act/360
303        MI          2,114,985        2,114,985   7.5000       11/1/17        30/360
304        GA          2,100,000        2,100,000   8.1500       11/1/07        Act/360
307        TX          2,100,000        2,094,179   9.0000        6/1/27        30/360
311        FL          2,025,000        2,022,355   8.1500        9/1/07        30/360
312        CA          2,025,000        2,022,146   8.3750        8/1/04        Act/360
313        FL          2,025,000        2,017,331   8.6250        6/1/07        30/360




Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
315   169   Queensbury                                     220 S. Home Ave.                           Avalon
316   170   Colonial Village                               9500 103rd Street                          Jacksonville
320   171   Hilltop Manor                                  5200 Annapolis Road                        Bladensburg
322   172   Lakecrest Shopping Center                      28855 Military Road South                  Federal Way
324   182   Rite-Aid - Jenison                             2739 Port Sheldon Road                     Jenison
326   174   First Union National Bank Building             205 Front Street                           Wilmington
328   180   Rite-Aid - Wilkes-Barre                        Wilkes-Barre Blvd & East Northampton Stree Wilkes-Barre
330   181   Rite-Aid - Cleveland                           15105 St Clair Ave & 152nd St.             Cleveland
333   184   Moonlight Townhomes                            211 North Evergreen                        Gardner
334   187   Rite-Aid - Saginaw                             812 Williams Street                        Saginaw
336   186   Rite-Aid - Cartersville                        954 Joe Frank Harris Pkwy                  Cartersville
339   188   Beehive Retirement Center                      401 Maple Street                           McCleary
340   191   Rite-Aid - West Branch                         501 E. Houghton                            West Branch
342   189   Rite-Aid - Liberty Township                    2704 Belmont Ave                           Liberty Township
343   190   Eckerd - Stockton                              441 Country Club Drive                     Stockton
346   192   Rite-Aid - Ashtabula (2)                       1127 West Prospect Ave                     Ashtabula
347   193   Revco - Norfolk (2)                            3214-3216 Tidewater Drive                  Norfolk
348   194   Rite-Aid - Jefferson                           224 N Chesnut St                           Jefferson
349   195   Rite-Aid - Ashtabula (1)                       2120 Lake Ave                              Ashtabula
352   196   Eckerd - Oneco                                 1505 Oneco Boulevard                       Oneco
353   262   Franklin Row                                   32-40 North Dean Street                    Englewood
430   273   Park Terrace / Abbington Apartments (Roll-up)  Various                                    Kalamazoo
355   197   Super Crown Bookstore                          1633 Chicago Avenue                        Evanston
358   198   Allen's Creek Center                           17900-17964 U.S. Highway 19 North          Tampa
359   199   Revco - Norfolk (1)                            2330 Azalea Garden Road                    Norfolk
360   200   River Village Shopping Center                  5004 - 5068 N. Oracle Road                 Tucson
361   202   Eckerd - Monroe                                703 West Spring Street                     Monroe
362   201   Revco - Dundalk                                7845 Wise Avenue                           Dundalk
364   207   Eckerd - Sharpsburg                            3055 Highway 34 East                       Sharpsburg
365   203   Rite-Aid - Barnegat Twp., Ocean County,        Barnegat Blvd and West Bay Ave.            Barnegat Twp., Ocean County,
366   204   Comfort Inn - Elkton                           2625 State Road 207                        St. Augustine
369   205   Holbrook Plaza Shopping Center                 1501 - 1613 Navajo Boulevard               Holbrook
372   206   Eckerd - Lady Lake                             860 Avenida Central                        Lady Lake
373   210   Oakwood Homes                                  3802 Damon Street                          Eau Claire
375   208   Crystal Glen                                   2800 Crystal Street                        Anderson



Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
315         PA          2,006,000        2,000,084   8.7000        6/1/07       30/360
316         FL          2,000,000        2,000,000   7.8750       11/1/07       Act/360
320         MD          2,000,000        1,995,287   8.5000        6/1/07       Act/360
322         WA          2,000,000        1,989,549   9.1250        4/1/07       Act/360
324         MI          1,974,110        1,974,110   7.5000       11/1/17       30/360
326         NC          1,960,000        1,951,883   8.8125        8/1/12       Act/360
328         PA          1,948,066        1,940,888   7.7650        3/1/17       30/360
330         OH          1,961,817        1,925,202   8.1700        3/1/16       30/360
333         KS          1,850,000        1,847,592   8.6250        8/1/27       Act/360
334         MI          1,839,795        1,839,795   7.5000       11/1/17       30/360
336         GA          1,835,631        1,807,387   8.3750       11/1/16       30/360
339         WA          1,800,000        1,784,056   9.2500        1/1/07       30/360
340         MI          1,754,680        1,754,680   7.5000       11/1/17       30/360
342         OH          1,748,804        1,713,889   7.9300        9/1/16       30/360
343         GA          1,723,331        1,710,960   8.5000       12/1/16       30/360
346         OH          1,707,479        1,673,378   8.0700        7/1/16       30/360
347         VA          1,695,212        1,673,105   8.8125       11/1/16       30/360
348         OH          1,702,049        1,668,057   8.0700        7/1/16       30/360
349         OH          1,676,936        1,641,993   8.0700        2/1/16       30/360
352         FL          1,622,868        1,617,476   7.5900        2/1/17       30/360
353         NJ          1,610,000        1,610,000   7.4700       11/1/12       30/360
430         MI          1,600,000        1,600,000   8.1600       11/1/07       Act/360
355         IL          1,600,000        1,597,872   8.0600        9/1/07       30/360
358         FL          1,575,000        1,571,263   8.5000        7/1/07       Act/360
359         VA          1,597,003        1,564,682   9.1250        9/1/16       30/360
360         AZ          1,540,000        1,538,798   8.2500       10/1/07       Act/360
361         GA          1,533,030        1,522,289   8.5000       12/1/16       30/360
362         MD          1,531,796        1,521,433   8.2500        5/1/17       30/360
364         GA          1,513,702        1,513,702   7.5000       10/1/16       30/360
365         NJ          1,543,168        1,512,548   8.8750        8/1/16       30/360
366         FL          1,505,000        1,502,493   8.6250        9/1/07       Act/360
369         AZ          1,500,000        1,496,101   9.3750        7/1/07       Act/360
372         FL          1,486,408        1,481,593   7.6250        1/1/17       30/360
373         WI          1,472,000        1,471,674   9.5500       10/1/22       Act/360
375         IN          1,450,000        1,447,916   8.3125        8/1/07       Act/360



Offer
Doc  Loan
#       #   Property Name                                  Address                                    City
---  ----   -------------                                  -------                                    ----
376   209   Ocean Mews                                     31 Cedar Avenue                            Long Branch
377   211   Rite-Aid - Newton Falls                        325 West Broad St                          Newton Falls
379   213   Silverfield Condominiums                       6001 Reims Road                            Houston
382   214   Revco - Portsmouth (2)                         2004 Victory Boulevard                     Portsmouth
383   216   151-169 Nagle Avenue                           151-169 Nagle Avenue                       New York
384   215   Rite-Aid - Perry                               102 North Main Street                      Perry
385   217   Revco - Virginia Beach                         5015 Virginia Beach Blvd.                  Virginia Beach
386   220   Revco - Akron                                  1140 Portage Trail Rd                      Akron
387   218   Revco - Portsmouth (1)                         3531 Airline Boulevard                     Portsmouth
388   219   Revco - Newport News                           10453 Jefferson Avenue                     Newport News
390   229   Nicholas Venture                               1102-1121 North 48th Street                Omaha
391   221   Sunset Court                                   4415 S. 28th St.                           Phoenix
392   222   Royal Manor                                    3900 Memorial Drive                        Decatur
394   223   Rite-Aid - Portage                             614 Main Street                            Portage
397   225   Rite-Aid - New Bethlehem                       610 Broad St                               New Bethlehem
398   226   Rite-Aid - Folkston                            200 N 2nd St.                              Folkston
402   227   Rite-Aid - Craigville                          Route 55 & Route 20                        Craigville
403   228   Orleans CVS, Inc. - Orleans                    108-122 Cranberry Highway                  Orleans
404   230   Rite-Aid - Latrobe                             NEC Depot St & Ligonier St                 Latrobe
405   231   Rite-Aid - Homerville                          400 N Church Street                        Homerville
409   232   Rite-Aid - Glenville                           902 North Lewis St.                        Glenville
411   234   Braesforest                                    8100 Creekbend                             Houston
412   233   Sunbelt Rentals - Savannah                     Bourne Aveand State Road 21                Savannah
414   236   Tower Gardens                                  4707 West Alabama                          Houston
415   237   Revco - Chase City                             610 North Main Street                      Chase City
416   235   Sunbelt Rentals - Kennesaw                     2750 McCollum Parkway                      Kennesaw
417   238   Revco - Holly Hill                             8517 Old State Road                        Holly Hill
418   239   Country Hearth Inn Columbus                    2436 Highway 71 South                      Columbus
419   240   Davie Village Assisted Living Facility         191 Crestview Drive                        Mocksville
422   242   2800 University Avenue                         2800 University Avenue                     Bronx
423   243   Country Hearth West Columbia                   714 Columbia Drive                         West Columbia
424   244   530 West 136th Street                          530 West 136th Street                      New York
425   245   Country Hearth Inn Alvin                       1588 Highway 35                            Alvin
426   246   Towering Pines                                 1200-1222 Towering Pines Lane & 2119-2123  Albany
428   250   Benson Terrace                                 5127 Maple Street                          Omaha
429   249   1225 Morris Avenue                             1225 Morris Avenue                         Bronx




Offer                                    Cut-off           Mortgage
Doc                     Original         Date        --------------------       Accrual
#           State      Balance ($)     Balance ($)   Rate (%)    Maturity       Method
---         -----      -----------     -----------   --------    --------       -------
376         NJ          1,450,000        1,445,334   9.1800        5/1/07       30/360
377         OH          1,454,665        1,425,623   7.9300        9/1/16       30/360
379         TX          1,400,000        1,400,000   7.9000       11/1/07       Act/360
382         VA          1,418,084        1,389,123   9.1250        8/1/16       30/360
383         NY          1,370,000        1,364,049   9.2500        6/1/07       30/360
384         MI          1,364,026        1,361,668   7.9200        9/1/17       30/360
385         VA          1,373,132        1,358,280   9.0000        3/1/17       30/360
386         OH          1,352,498        1,350,090   7.7500        8/1/17       30/360
387         VA          1,352,057        1,341,130   8.7910        2/1/17       30/360
388         VA          1,348,886        1,334,164   9.0000        2/1/17       30/360
390         NE          1,300,000        1,299,431   8.0700       10/1/07       Act/360
391         AZ          1,300,000        1,299,194   9.1250       10/1/07       Act/360
392         GA          1,300,000        1,297,521   7.9500        9/1/22       Act/360
394         PA          1,291,741        1,264,848   8.3400        8/1/16       30/360
397         PA          1,240,338        1,214,515   8.3400        8/1/16       30/360
398         GA          1,233,982        1,214,497   8.3750        8/1/16       30/360
402         WV          1,181,635        1,156,200   8.5000        2/1/16       30/360
403         MA          1,160,219        1,153,040   8.7500        1/1/18       30/360
404         PA          1,160,344        1,136,187   8.3400        8/1/16       30/360
405         GA          1,147,105        1,128,992   8.3750        8/1/16       30/360
409         WV          1,043,258        1,019,996   8.5000       10/1/15       30/360
411         TX          1,000,000          997,986   9.0000        6/1/07       Act/360
412         GA            975,307          974,025   8.1250        8/1/17       30/360
414         TX            930,000          929,642   8.4000       10/1/27       Act/360
415         VA            933,486          920,048   9.0000       10/1/16       30/360
416         GA            918,245          917,220   8.1250        3/1/17       30/360
417         SC            923,436          916,074   8.8300        3/1/17       30/360
418         TX            917,000          915,881   9.1250       10/1/07       Act/360
419         NC            900,000          897,379   8.6250        9/1/07       Act/360
422         NY            760,000          757,893   9.0000        6/1/07       30/360
423         TX            758,000          757,075   9.1250       10/1/07       Act/360
424         NY            750,000          745,994   9.1250        5/1/07       30/360
425         TX            725,000          724,115   9.1250       10/1/07       Act/360
426         GA            706,000          705,142   8.5000        9/1/27       30/360
428         NE            684,000          683,649   7.6200       10/1/07       Act/360
429         NY            600,000          597,500   9.5000        6/1/07       30/360

Totals:              1,108,538,575    1,105,685,135


                                    EXHIBIT B

                           EXCEPTIONS TO SECTION 2(C)

                                       None.

                                    EXHIBIT C

                     EXCEPTIONS TO CLAUSE VIII OF SCHEDULE I

                                     None.

                                    EXHIBIT D

                     EXCEPTIONS TO CLAUSE XVI OF SCHEDULE I

                                                        LEHMAN BROTHERS                                                 Page 1 of 3
                                             FU - LB Conduit 1997-C2***FINAL BLACK***                              Report: LOANSCHE
Records: 112                                                                                             Mon, Dec 8, 1997  12:44 PM
Balance: 584,126,862.58                                                                                         Prepared by: SCHANG
Selection: POOL = First Union; Actual/360                                                                  S:\SCHANG\CONDUIT2\BLACK

====================================================================================================================================
Pros-
pectus Loan
#      #      Property Name                                         Address                                      City
------------------------------------------------------------------------------------------------------------------------------------
6      2      Fountainhead Apartments                               293-297 Turnpike Road                        Westborough
7      282    Drury Portfolio #1                                    Various                                      Various
17     272    Campus Club                                           4000 Southwest 37th Boulevard                Gainesville
21     8      The Hamptons                                          3070 South Nellis Boulevard                  Las Vegas
26     281    Drury Portfolio #2                                    Various                                      Various
28     12     Eatoncrest                                            3300 Eaton Crest Drive                       Eatontown
30     13     375 and 377 Ghent Road                                375 and 377 Ghent Road                       Akron
31     14     Chapel Hill Apartments                                1500 Worcester Road                          Framingham
36     17     Renaissance Parc                                      5151 Verde Valley Lane                       Dallas
39     18     NorthPark Executive Suites Hotel                      7685 Northcross Drive                        Austin
49     21     Perwinkle Place Shopping Center                       2075 Periwinkle Place                        Sanibel Island
52     25     Coachman Manor                                        401 Gibbsboro Road                           Lindenwold
66     30     One Price Distribution Center                         1875 East Main Street                        Duncan
67     31     Quail Lakes Center                                    4700-4755 Quail Lakes Drive                  Stockton
68     32     Cedar Run                                             816 South Oneida                             Denver
72     35     Country Place I                                       3900 Blackburn Lane                          Burtonsville
75     37     Concordia Shopping Center                             1600 Perrineville Road                       Monroe
78     38     Willowick                                             5120 North 16th Street                       Phoenix
82     39     Drury Inn - St. Louis Airport                         10490 Natural Bridge Road                    Edmundson
85     42     The Crossings Shopping Center                         2260-2336 Lebanon Pike                       Nashville
88     45     Holiday Inn -  Catalina Centre                        1601 North Congress Avenue                   Boynton Beach
89     46     Dam Neck Crossings                                    1630 and 1650 General Booth Boulevard        Virginia Beach
90     40     Roger Smith Hotel                                     501 Lexington Avenue@47th Street             New York
92     50     DFW Air Cargo Complex                                 2963,2967, & 3015 N. Airfield Dr.            Irving
94     51     Whiting Shopping Center                               108 Lacey Road                               Whiting
98     53     Atrium Executive Plaza                                499 Northwest 70th Avenue                    Plantation
99     54     Gardens Park Plaza                                    8940 North Military Trail                    Palm Beach Gardens
100    55     Plaza Healthcare                                      1475 North Granite Reef Road                 Scottsdale
102    57     Victoria Village shopping center                      1401 - 1463 Victoria Avenue                  Ventura
103    58     Terraces @ Windy Hill                                 3000 Windy Hill Road                         Marietta
106    59     Clarington                                            3767 Clarington Avenue                       Los Angeles
107    47     Tallahasse Residence Inn                              1880 Raymond Diehl Road                      Tallahasee
109    61     Bellevue Valley Plaza                                 7401 - 7091 Highway 70 South                 Nashville
112    62     Forest Brook Apartments                               2921 Forestbrook Drive                       Charlotte
115    64     Carriage Way Shopping Center                          201-235 South Waukegan Road                  Lake Bluff
118    277    Hampton Inn - Daytona                                 1715 W. International Speedway               Daytona
122    67     215 Coles Street                                      215 Coles Street                             Jersey City
123    70     Westpark Walk                                         100 - 481 Commerce Drive                     Peachtree City
127    69     Saratoga Holiday Inn                                  232 Broadway at Circular Street              Saratoga Springs
128    79     Courtyard Sarasota                                    850 University Parkway                       Sarasota
132    78     CVS Plaza                                             213, 214 & 218 Northern Blvd.                Bayside
133    80     Gainesville Courtyard by Marriott                     3510 SW 40th Blvd.                           Gainesville
135    77     Williamsburg Villas                                   3211 S.W. Govenor John Sevier Highway        Knoxville
142    83     Shawnee Village                                       12821 126th Way NE                           Kirkland

================================================================================
                                    Cut-off
Prospectus          Original         Date          Mortgage              Accrual
#         State      Balance         Balance        Rate     Maturity     Method
--------------------------------------------------------------------------------
6         MA       29,200,000     29,121,268         8.550     5/1/07    Act/360
7         MO       29,000,000     29,000,000         7.960    11/1/12    Act/360
17        FL       20,000,000     20,000,000         7.450    11/1/07    Act/360
21        NV       18,700,000     18,665,259         8.290     7/1/07    Act/360
26        TX       16,965,000     16,965,000         7.920    11/1/12    Act/360
28        NJ       16,500,000     16,491,481         7.600    10/1/27    Act/360
30        OH       16,300,000     16,276,911         8.250    10/1/17    Act/360
31        MA       14,900,000     14,859,825         8.550     5/1/07    Act/360
36        TX       12,520,000     12,497,380         8.375     7/1/07    Act/360
39        TX       12,250,000     12,250,000         7.670    11/1/07    Act/360
49        FL        9,675,000      9,667,450         8.250    10/1/07    Act/360
52        NJ        9,400,000      9,382,540         8.450     8/1/12    Act/360
66        SC        8,125,000      8,082,804         9.125     7/1/17    Act/360
67        CA        8,000,000      7,991,880         8.375     9/1/07    Act/360
68        CO        8,000,000      7,986,834         8.650     7/1/07    Act/360
72        MD        7,425,000      7,408,285         7.680     8/1/07    Act/360
75        NJ        7,200,000      7,170,968         8.690     6/1/07    Act/360
78        AZ        7,100,000      7,088,580         7.938     8/1/07    Act/360
82        MO        7,000,000      7,000,000         7.960    11/1/12    Act/360
85        TN        7,000,000      6,989,789         8.000     9/1/07    Act/360
88        FL        6,746,000      6,729,457         8.500     8/1/07    Act/360
89        VA        6,725,000      6,725,000         7.750    11/1/07    Act/360
90        NY        6,700,000      6,700,000         9.000    11/1/12    Act/360
92        TX        6,551,000      6,528,304         9.375     6/1/22    Act/360
94        NJ        6,500,000      6,473,791         8.690     6/1/07    Act/360
98        FL        6,300,000      6,284,126         8.375     8/1/07    Act/360
99        FL        6,300,000      6,274,923         8.750     6/1/12    Act/360
100       AZ        6,250,000      6,234,626         8.750    10/1/12    Act/360
102       CA        6,200,000      6,179,213         8.875     5/1/07    Act/360
103       GA        6,185,000      6,176,283         8.375     8/1/07    Act/360
106       CA        6,075,000      6,065,121         7.900     8/1/07    Act/360
107       FL        5,917,000      5,912,058         7.970    10/1/07    Act/360
109       TN        5,813,000      5,801,266         8.125     8/1/07    Act/360
112       NC        5,750,000      5,735,276         8.300     8/1/07    Act/360
115       IL        5,500,000      5,489,244         8.250     8/1/07    Act/360
118       FL        5,400,000      5,400,000         8.040    11/1/07    Act/360
122       NJ        5,250,000      5,250,000         8.250    11/1/07    Act/360
123       GA        5,200,000      5,189,301         9.000     7/1/07    Act/360
127       NY        5,000,000      5,000,000         8.000    11/1/07    Act/360
128       FL        5,003,000      4,998,821         7.970    10/1/07    Act/360
132       NY        4,841,680      4,833,642         8.625     7/1/07    Act/360
133       FL        4,802,000      4,797,989         7.970    10/1/07    Act/360
135       TN        4,800,000      4,797,046         8.000    10/1/07    Act/360
142       WA        4,750,000      4,742,388         7.950     8/1/07    Act/360


                                                        LEHMAN BROTHERS                                                 Page 2 of 3
                                             FU - LB Conduit 1997-C2***FINAL BLACK***                              Report: LOANSCHE
Records: 112                                                                                             Mon, Dec 8, 1997  12:44 PM
Balance: 584,126,862.58                                                                                         Prepared by: SCHANG
Selection: POOL = First Union; Actual/360                                                                  S:\SCHANG\CONDUIT2\BLACK

====================================================================================================================================
Pros-
pectus Loan
#      #      Property Name                                         Address                                      City
------------------------------------------------------------------------------------------------------------------------------------
148    72     Best Western - Mystic                                 9 Whitehall Avenue                           Mystic
150    84     Wendover Plaza Shopping Center                        931 Wendover Rd.                             Charlotte
156    88     Country Place II                                      3918-3930 Blackburn Lane                     Burtonsville
159    90     Edgewater Trace                                       10714 Abercorn Extension                     Savannah
162    89     Cove Village Townhouses                               2 Driftwood Court                            Baltimore
163    82     Mobile Residence Inn                                  950 S Beltline Highway                       Mobile
164    98     Village Shopping Center                               3020 N. Main Street                          Hope Mills
168    92     Giant Eagle Plaza                                     4400 Buffalo Road (US 20)                    Erie
169    93     Courtyard by Marriott - Mobile                        1000 South Beltline Hwy.                     Mobile
173    94     Indian Run                                            Casarow Drive                                Bridgeton
174    96     Oak Creek Apartments                                  8460 Hospital Drive                          Atlanta
175    95     South Coast Center                                    16261 Highway 101                            Harbor
177    97     Best Western Airport East                             301 North Central Avenue                     Hapeville
182    99     Radisson Suite Hotel                                  1808 Australian Avenue                       West Palm Beach
186    101    Fort Myers Residence Inn by Marriott                  2960 Colonial Boulevard                      Ft. Myers
191    107    Sovereign                                             4829 Sheboygan Avene                         Madison
200    109    Colombus West Park Nursing & Rehabilitation Center    1700 Heinzerling Drive                       Columbus
202    112    Texas Melody                                          5929-5921 Melody Place                       Dallas
204    118    Best Western Crabtree                                 6619 Glenwood Avenue                         Raleigh
209    116    Belmont Plaza Retirement Center                       1710 Magnolia Boulevard                      Nashville
214    122    4401 Barclay Downs                                    4401 Barclay Downs Drive                     Charlotte
215    117    Lake Hickory Plaza Shopping Center                    1366 Highway 321 North                       Hickory
217    120    Holiday Inn - Dalton                                  515 Holiday Drive                            Dalton
218    121    Chase Ridge                                           8050 103rd Street                            Jacksonville
223    123    Danville Plaza                                        2855 Riverside Drive                         Danville
226    124    Countrywood East                                      5700 Mack Road                               Sacramento
227    125    Sierra Vista Business Park                            100-140 Chaparral Court                      Anaheim
235    128    3400 West 86th Street                                 3400 West 86th Street                        Indianapolis
237    279    CH2M Hill                                             2567 Fairlane Drive                          Montgomery
238    130    Best Western - Keene                                  401 Winchester Street                        Keene
239    131    Marriott Fairfield Inn                                2437 South Wildcat Way                       Wood Cross
241    132    Holiday Inn College Station                           1503 Texas Avenue                            College Station
245    269    Eastgate Shopping Center                              578-680 East Boise Avenue                    Boise
249    137    Apple Creek                                           9905 Locust Street                           Kansas City
255    148    Ramada Inn - Bedford                                  340 Great Road                               Bedford
257    138    Westgate Hills                                        3175 Robinson Road                           Jackson
259    139    Ridgeview                                             710 North Washington Boulevard               Ogden
262    145    Homelife Center                                       8780 Central Avenue                          Montclair
276    150    Mountain Park Square                                  4206 East Chandler Blvd.                     Phoenix
286    153    MCL Center                                            1331-1337 West Fullerton Ave.                Chicago
293    155    Rivers Edge Business Park                             19017, 19039, 19201 62nd Avenue South        Kent
294    156    Summit                                                1700 Enterprise Drive                        Wichita Falls
299    159    Coral Gardens                                         3230 East Roosevelt Street                   Phoenix
304    270    Golden Age Four and Taylor                            South Broad Street and 99 Overby Drive       Butler and Richland


================================================================================
Pros-                              Cut-off
pectus             Original         Date          Mortgage              Accrual
#        State      Balance         Balance        Rate     Maturity     Method
--------------------------------------------------------------------------------
148      CT        4,683,000      4,683,000         8.250    11/1/19    Act/360
150      NC        4,600,000      4,597,936         8.000    10/1/07    Act/360
156      MD        4,500,000      4,489,869         7.680     8/1/07    Act/360
159      GA        4,463,500      4,461,018         7.375    10/1/07    Act/360
162      MD        4,425,000      4,423,108         8.130    10/1/07    Act/360
163      AL        4,410,000      4,410,000         8.150    11/1/07    Act/360
164      NC        4,400,000      4,394,466         7.625    10/1/07    Act/360
168      PA        4,300,000      4,297,799         7.625    10/1/07    Act/360
169      AL        4,293,000      4,274,173         9.050     4/1/07    Act/360
173      NJ        4,075,000      4,067,080         8.150     7/1/07    Act/360
174      GA        4,000,000      4,000,000         8.320     7/1/07    Act/360
175      OR        4,000,000      3,997,673         8.188    10/1/07    Act/360
177      GA        4,000,000      3,984,774         9.350     8/1/07    Act/360
182      FL        3,900,000      3,897,050         8.375    10/1/12    Act/360
186      FL        3,803,000      3,799,824         7.970    10/1/07    Act/360
191      WI        3,768,000      3,763,729         7.970     9/1/07    Act/360
200      OH        3,600,000      3,584,657         8.625     8/1/17    Act/360
202      TX        3,520,000      3,511,325         8.350     6/1/22    Act/360
204      NC        3,500,000      3,495,344         8.625    10/1/17    Act/360
209      TN        3,400,000      3,391,662         8.500     8/1/07    Act/360
214      NC        3,362,000      3,356,836         7.750    10/1/07    Act/360
215      NC        3,354,000      3,351,936         8.000    10/1/07    Act/360
217      GA        3,300,000      3,290,597         9.000     7/1/07    Act/360
218      FL        3,300,000      3,289,627         8.580     7/1/07    Act/360
223      VA        3,100,000      3,100,000         7.875    11/1/12    Act/360
226      CA        3,075,000      3,070,666         8.375     8/1/04    Act/360
227      CA        3,050,000      3,041,128         9.375     5/1/07    Act/360
235      IN        2,925,000      2,919,341         7.875     9/1/10    Act/360
237      AL        2,850,000      2,850,000         8.125    11/1/17    Act/360
238      NH        2,848,000      2,848,000         8.250    11/1/19    Act/360
239      UT        2,810,000      2,805,319         8.625     9/1/07    Act/360
241      TX        2,800,000      2,792,139         8.875     9/1/07    Act/360
245      ID        2,763,000      2,760,569         7.750    10/1/07    Act/360
249      MO        2,700,000      2,696,480         8.620     8/1/07    Act/360
255      MA        2,669,000      2,669,000         8.250    11/1/19    Act/360
257      MS        2,600,000      2,598,995         8.390    10/1/27    Act/360
259      UT        2,595,000      2,593,835         8.000    10/1/27    Act/360
262      CA        2,494,000      2,494,000         7.620    11/1/07    Act/360
276      AZ        2,325,000      2,319,928         8.750     6/1/17    Act/360
286      IL        2,250,000      2,250,000         7.630    11/1/07    Act/360
293      WA        2,200,000      2,199,079         8.188    10/1/07    Act/360
294      TX        2,200,000      2,197,608         8.125     9/1/07    Act/360
299      AZ        2,160,000      2,156,589         8.000     8/1/25    Act/360
304      GA        2,100,000      2,100,000         8.150    11/1/07    Act/360



                                                        LEHMAN BROTHERS                                                 Page 3 of 3
                                             FU - LB Conduit 1997-C2***FINAL BLACK***                              Report: LOANSCHE
Records: 112                                                                                             Mon, Dec 8, 1997  12:44 PM
Balance: 584,126,862.58                                                                                         Prepared by: SCHANG
Selection: POOL = First Union; Actual/360                                                                  S:\SCHANG\CONDUIT2\BLACK


====================================================================================================================================
Pros-
pectus Loan
#      #      Property Name                                         Address                                      City
------------------------------------------------------------------------------------------------------------------------------------
312    167    Countrywood Village                                   5500 Mack Road                               Sacramento
316    170    Colonial Village                                      9500 103rd Street                            Jacksonville
320    171    Hilltop Manor                                         5200 Annapolis Road                          Bladensburg
322    172    Lakecrest Shopping Center                             28855 Military Road South                    Federal Way
326    174    First Union National Bank Building                    205 Front Street                             Wilmington
333    184    Moonlight Townhomes                                   211 North Evergreen                          Gardner
430    273    Park Terrace / Abbington Apartments (Roll-up)         Various                                      Kalamazoo
358    198    Allen's Creek Center                                  17900-17964 U.S. Highway 19 North            Tampa
360    200    River Village Shopping Center                         5004 - 5068 N. Oracle Road                   Tucson
366    204    Comfort Inn - Elkton                                  2625 State Road 207                          St. Augustine
369    205    Holbrook Plaza Shopping Center                        1501 - 1613 Navajo Boulevard                 Holbrook
373    210    Oakwood Homes                                         3802 Damon Street                            Eau Claire
375    208    Crystal Glen                                          2800 Crystal Street                          Anderson
379    213    Silverfield Condominiums                              6001 Reims Road                              Houston
390    229    Nicholas Venture                                      1102-1121 North 48th Street                  Omaha
391    221    Sunset Court                                          4415 S. 28th St.                             Phoenix
392    222    Royal Manor                                           3900 Memorial Drive                          Decatur
411    234    Braesforest                                           8100 Creekbend                               Houston
414    236    Tower Gardens                                         4707 West Alabama                            Houston
418    239    Country Hearth Inn Columbus                           2436 Highway 71 South                        Columbus
419    240    Davie Village Assisted Living Facility                191 Crestview Drive                          Mocksville
423    243    Country Hearth West Columbia                          714 Columbia Drive                           West Columbia
425    245    Country Hearth Inn Alvin                              1588 Highway 35                              Alvin
428    250    Benson Terrace                                        5127 Maple Street                            Omaha



=============================================================================
Pros-                            Cut-off
pectus           Original         Date          Mortgage              Accrual
#      State      Balance         Balance        Rate     Maturity     Method
-----------------------------------------------------------------------------
312     CA        2,025,000      2,022,146       8.375     8/1/04    Act/360
316     FL        2,000,000      2,000,000       7.875    11/1/07    Act/360
320     MD        2,000,000      1,995,287       8.500     6/1/07    Act/360
322     WA        2,000,000      1,989,549       9.125     4/1/07    Act/360
326     NC        1,960,000      1,951,883       8.813     8/1/12    Act/360
333     KS        1,850,000      1,847,592       8.625     8/1/27    Act/360
430     MI        1,600,000      1,600,000       8.160    11/1/07    Act/360
358     FL        1,575,000      1,571,263       8.500     7/1/07    Act/360
360     AZ        1,540,000      1,538,798       8.250    10/1/07    Act/360
366     FL        1,505,000      1,502,493       8.625     9/1/07    Act/360
369     AZ        1,500,000      1,496,101       9.375     7/1/07    Act/360
373     WI        1,472,000      1,471,674       9.550    10/1/22    Act/360
375     IN        1,450,000      1,447,916       8.313     8/1/07    Act/360
379     TX        1,400,000      1,400,000       7.900    11/1/07    Act/360
390     NE        1,300,000      1,299,431       8.070    10/1/07    Act/360
391     AZ        1,300,000      1,299,194       9.125    10/1/07    Act/360
392     GA        1,300,000      1,297,521       7.950     9/1/22    Act/360
411     TX        1,000,000        997,986       9.000     6/1/07    Act/360
414     TX          930,000        929,642       8.400    10/1/27    Act/360
418     TX          917,000        915,881       9.125    10/1/07    Act/360
419     NC          900,000        897,379       8.625     9/1/07    Act/360
423     TX          758,000        757,075       9.125    10/1/07    Act/360
425     TX          725,000        724,115       9.125    10/1/07    Act/360
428     NE          684,000        683,649       7.620    10/1/07    Act/360
-----------------------------------------------------------------------------
Totals:         584,980,180    584,126,863
-----------------------------------------------------------------------------


                                    EXHIBIT E

                     EXCEPTIONS TO CLAUSE XVI OF SCHEDULE I

                                     None.

                                    EXHIBIT F

                   EXCEPTIONS TO CLAUSE XXIV OF SCHEDULE I


====================================================================================================================================
                                                           LEHMAN BROTHERS
                                            FU - LB Conduit 1997-C2 *** FINAL BLACK ***
Records: 7
Balance: 56,182,000.00
Selection: Hyper-Amortizing Loans
====================================================================================================================================

ARD Loans - First Union Pool
------------------------------------------------------------------------------------------------------------------------------------
Prospectus    Loan                                                                                  Original      Cut-off Date
#             #      Property Name              Address                          City       State   Balance       Balance
------------------------------------------------------------------------------------------------------------------------------------

24            10     Olive Tree                 6201 West Olive Avenue           Glendale   AZ      17,360,000    17,360,000
25            11     Saddleback Apts.           4722 East Bell Road              Phoenix    AZ      17,342,000    17,342,000
64            29     Sierra Creek               501 Central Texas Expressway     Killeen    TX       8,400,000     8,400,000
174           96     Oak Creek Apartments       8460 Hospital Drive              Atlanta    GA       4,000,000     4,000,000
183           100    Hunters Glen               1201 Bacon Ranch Road            Killeen    TX       3,880,000     3,880,000
229           127    Misty Ridge Apartments     301 West Hawkins Parkway         Longview   TX       3,000,000     3,000,000
292           158    Stoneridge Apartments      1000 South Danville Road         Kilgore    TX       2,200,000     2,200,000
------------------------------------------------------------------------------------------------------------------------------------
      Totals:                                                                                       56,182,000    56,182,000
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------
Prospectus    Mortgage               Accrual
#             Rate       Maturity    Method
--------------------------------------------
24            8.140      7/1/07      30/360
25            8.140      7/1/07      30/360
64            8.140      7/1/07      30/360
174           8.320      7/1/07     Act/360
183           8.140      7/1/07      30/360
229           8.140      7/1/07      30/360
292           8.140      7/1/07      30/360
============================================

                                    EXHIBIT G

                   EXCEPTIONS TO CLAUSE XXVI OF SCHEDULE I


====================================================================================================================================
                                                           LEHMAN BROTHERS
                                                FU - LB Conduit 1997-C2 ** BLACK **
Records: 7
Balance: 52,196,502.00
Selection: Subordinate Debt
====================================================================================================================================

Subordinate Debt - First Union Pool

------------------------------------------------------------------------------------------------------------------------------------
Prospectus  Loan                                                                                         Original       Cut-off Date
#           #      Property Name             Address                           City             State    Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
3           278    Centreville Square        5900 Centreville Crest Lane       Centreville      VA       35,250,000     35,250,000
162         89     Cove Village Townhouses   2 Driftwood Court                 Baltimore        MD        4,425,000      4,423,108
202         112    Texas Melody              5929-5921 Melody Place            Dallas           TX        3,520,000      3,511,325
218         121    Chase Ridge               8050 103rd Street                 Jacksonville     FL        3,300,000      3,289,627
299         159    Coral Gardens             3230 East Roosevelt Street        Phoenix          AZ        2,160,000      2,156,589
307         163    Greentree                 6103 Manor Road                   Austin           TX        2,100,000      2,094,179
373         210    Oakwood Homes             3802 Damon Street                 Eau Claire       WI        1,472,000      1,471,674
------------------------------------------------------------------------------------------------------------------------------------
      Totals:                                                                                            52,227,000     52,196,502
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------
Prospectus        Mortgage             Accrual
#                 Rate      Maturity   Method
------------------------------------------------
3                 7.625     11/1/07    30/360
162               8.130     10/1/07    Act/360
202               8.350      6/1/22    Act/360
218               8.580      7/1/07    Act/360
299               8.000      8/1/25    Act/360
307               9.000      6/1/27    30/360
373               9.550     10/1/22    Act/360
================================================

                                    EXHIBIT H

                    EXCEPTIONS TO CLAUSE XXVII OF SCHEDULE I

                                      None.

                                    EXHIBIT I

                   EXCEPTIONS TO CLAUSE XXVII TO SCHEDULE I


====================================================================================================================================
                                                           LEHMAN BROTHERS
                                                FU - LB Conduit 1997-C2 ** BLACK **

Records: 47
Balance 157,684,893.73
Selection: One-Time Transfer
====================================================================================================================================

One-Time Transfers - First Union Pool

------------------------------------------------------------------------------------------------------------------------------------
Prospect  Loan
#         #      Property Name                               Address                                    City
------------------------------------------------------------------------------------------------------------------------------------
8         3      Sutton Place                                23275 Riverside Drive                      Southfield
73        36     Walmart - Boone                             1812 Blowing Rock                          Boone
75        37     Concordia Shopping Center                   1600 Perrineville Road                     Monroe
89        46     Dam Neck Crossings                          1630 and 1650 General Booth Boulevard      Virginia Beach
92        50     DFW Air Cargo Complex                       2963,2967, & 3015 N. Airfield Dr.          Irving
94        51     Whiting Shopping Center                     108 Lacey Road                             Whiting
95        49     Circuit City - Poughkeepsie                 837 South Rd.                              Poughkeepsie
101       56     Leisure Living Properties - 3 Assets        Various                                    Portage, Fremont, Lowell
129       73     Barnes & Noble, Inc. - Rockleigh            1 Pond Road                                Rockleigh
138       75     Circuit City - Cincinnati                   5455 Glenway Ave                           Cincinnati
139       76     Circuit City - Wilkes Barre                 500 Kidder St.                             Wilkes Barre
150       84     Wendover Plaza Shopping Center              931 Wendover Rd.                           Charlotte
157       86     Circuit City - Florence                     2400 David McLeod Blvd.                    Florence
210       115    1227 Commonwealth Avenue                    1227-1245 Commonwealth Avenue              Boston
215       117    Lake Hickory Plaza Shopping Center          1366 Highway 321 North                     Hickory
227       125    Sierra Vista Business Park                  100-140 Chaparral Court                    Anaheim
241       132    Holiday Inn College Station                 1503 Texas Avenue                          College Station
242       129    Circuit City - Muncy                        Lycoming Mall Ring Rd.                     Muncy
275       149    Capital Plaza                               545,551 & 555 Washington Street            Weymouth
276       150    Mountain Park Square                        4206 East Chandler Blvd.                   Phoenix
307       163    Greentree                                   6103 Manor Road                            Austin
330       181    Rite-Aid - Cleveland                        15105 St Clair Ave & 152nd St.             Cleveland
336       186    Rite-Aid - Cartersville                     954 Joe Frank Harris Pkwy                  Cartersville
342       189    Rite-Aid - Liberty Township                 2704 Belmont Ave                           Liberty Township
346       192    Rite-Aid - Ashtabula (2)                    1127 West Prospect Ave                     Ashtabula
347       193    Revco - Norfolk (2)                         3214-3216 Tidewater Drive                  Norfolk
348       194    Rite-Aid - Jefferson                        224 N Chesnut St                           Jefferson
349       195    Rite-Aid - Ashtabula (1)                    2120 Lake Ave                              Ashtabula
359       199    Revco - Norfolk (1)                         2330 Azalea Garden Road                    Norfolk
362       201    Revco - Dundalk                             7845 Wise Avenue                           Dundalk
365       203    Rite-Aid - Barnegat Twp., Ocean County,     Barnegat Blvd and West Bay Ave.            Barnegat Twp., Ocean County,
369       205    Holbrook Plaza Shopping Center              1501 - 1613 Navajo Boulevard               Holbrook
377       211    Rite-Aid - Newton Falls                     325 West Broad St                          Newton Falls
382       214    Revco - Portsmouth (2)                      2004 Victory Boulevard                     Portsmouth
385       217    Revco - Virginia Beach                      5015 Virginia Beach Blvd.                  Virginia Beach
387       218    Revco - Portsmouth (1)                      3531 Airline Boulevard                     Portsmouth
388       219    Revco - Newport News                        10453 Jefferson Avenue                     Newport News
394       223    Rite-Aid - Portage                          614 Main Street                            Portage
397       225    Rite-Aid - New Bethlehem                    610 Broad St                               New Bethlehem
398       226    Rite-Aid - Folkston                         200 N 2nd St.                              Folkston
402       227    Rite-Aid - Craigville                       Route 55 & Route 20                        Craigville
403       228    Orleans CVS, Inc. - Orleans                 108-122 Cranberry Highway                  Orleans
404       230    Rite-Aid - Latrobe                          NEC Depot St & Ligonier St                 Latrobe
405       231    Rite-Aid - Homerville                       400 N Church Street                        Homerville
409       232    Rite-Aid - Glenville                        902 North Lewis St.                        Glenville
415       237    Revco - Chase City                          610 North Main Street                      Chase City
417       238    Revco - Holly Hill                          8517 Old State Road                        Holly Hill
====================================================================================================================================


------------------------------------------------------------------------------------------
Prospect                 Original         Cut-off Date      Mortgage              Accrual
#             State      Balance          Balance           Rate       Maturity   Method
------------------------------------------------------------------------------------------
8             MI         29,000,000       28,887,122        8.250       5/1/07    30/360
73            NC          7,458,022        7,341,749        7.313      11/1/16    30/360
75            NJ          7,200,000        7,170,968        8.690       6/1/07    Act/360
89            VA          6,725,000        6,725,000        7.750      11/1/07    Act/360
92            TX          6,551,000        6,528,304        9.375       6/1/22    Act/360
94            NJ          6,500,000        6,473,791        8.690       6/1/07    Act/360
95            NY          6,589,015        6,428,181        8.188       6/1/18    30/360
101           MI          6,250,000        6,217,295        9.250       5/1/07    30/360
129           NJ          5,000,000        4,989,871        8.250       9/1/22    30/360
138           OH          4,903,453        4,783,763        8.188       6/1/18    30/360
139           PA          4,903,453        4,776,282        8.188       5/1/18    30/360
150           NC          4,600,000        4,597,936        8.000      10/1/07    Act/360
157           SC          4,596,987        4,484,777        8.188       6/1/18    30/360
210           MA          3,400,000        3,390,047        8.500       8/1/04    30/360
215           NC          3,354,000        3,351,936        8.000      10/1/07    Act/360
227           CA          3,050,000        3,041,128        9.375       5/1/07    Act/360
241           TX          2,800,000        2,792,139        8.875       9/1/07    Act/360
242           PA          2,860,347        2,790,528        8.188       6/1/18    30/360
275           MA          2,350,000        2,329,478        9.375       5/1/07    30/360
276           AZ          2,325,000        2,319,928        8.750       6/1/17    Act/360
307           TX          2,100,000        2,094,179        9.000       6/1/27    30/360
330           OH          1,961,817        1,925,202        8.170       3/1/16    30/360
336           GA          1,835,631        1,807,387        8.375      11/1/16    30/360
342           OH          1,748,804        1,713,889        7.930       9/1/16    30/360
346           OH          1,707,479        1,673,378        8.070       7/1/16    30/360
347           VA          1,695,212        1,673,105        8.813      11/1/16    30/360
348           OH          1,702,049        1,668,057        8.070       7/1/16    30/360
349           OH          1,676,936        1,641,993        8.070       2/1/16    30/360
359           VA          1,597,003        1,564,682        9.125       9/1/16    30/360
362           MD          1,531,796        1,521,433        8.250       5/1/17    30/360
365           NJ          1,543,168        1,512,548        8.875       8/1/16    30/360
369           AZ          1,500,000        1,496,101        9.375       7/1/07    Act/360
377           OH          1,454,665        1,425,623        7.930       9/1/16    30/360
382           VA          1,418,084        1,389,123        9.125       8/1/16    30/360
385           VA          1,373,132        1,358,280        9.000       3/1/17    30/360
387           VA          1,352,057        1,341,130        8.791       2/1/17    30/360
388           VA          1,348,886        1,334,164        9.000       2/1/17    30/360
394           PA          1,291,741        1,264,848        8.340       8/1/16    30/360
397           PA          1,240,338        1,214,515        8.340       8/1/16    30/360
398           GA          1,233,982        1,214,497        8.375       8/1/16    30/360
402           WV          1,181,635        1,156,200        8.500       2/1/16    30/360
403           MA          1,160,219        1,153,040        8.750       1/1/18    30/360
404           PA          1,160,344        1,136,187        8.340       8/1/16    30/360
405           GA          1,147,105        1,128,992        8.375       8/1/16    30/360
409           WV          1,043,258        1,019,996        8.500      10/1/15    30/360
415           VA            933,486          920,048        9.000      10/1/16    30/360
417           SC            923,436          916,074        8.830       3/1/17    30/360
==========================================================================================
     Totals:            159,278,540      157,684,894
------------------------------------------------------------------------------------------

                                    EXHIBIT J

                   EXCEPTIONS TO CLAUSE XVII TO SCHEDULE I



====================================================================================================================================
                                                          LEHMAN BROTHERS
                                                FU - LB Conduit 1997-C2 ** BLACK **
Records: 1
Balance: 6,179,213.00
Selection: Two-Time Transfers
====================================================================================================================================

Two-time transfers - First Union Pool

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Cut-off
Prospectus Loan                                                                                          Original        Date
#          #      Property Name                       Address                        City        State   Balance         Balance
------------------------------------------------------------------------------------------------------------------------------------
102        57     Victoria Village shopping center    1401 - 1463 Victoria Avenue    Ventura     CA      6,200,000       6,179,213
------------------------------------------------------------------------------------------------------------------------------------
     Totals:                                                                                             6,200,000       6,179,213
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------
Prospectus      Mortgage               Accrual
#               Rate       Maturity    Method
----------------------------------------------
102             8.875      5/1/07      Act/360
----------------------------------------------

                                    EXHIBIT K

                   EXCEPTIONS TO CLAUSE XXXI OF SCHEDULE I

                                      NONE.

                                    EXHIBIT L

                   EXCEPTIONS TO CLAUSE XXXV(A) OF SCHEDULE I

                                      None.

                                    EXHIBIT M

                  EXCEPTIONS TO CLAUSE XXXV(B) OF SCHEDULE I

                                      NONE.

                                    EXHIBIT N

                  EXCEPTIONS TO CLAUSE XXXV(J) OF SCHEDULE I

                                      NONE.

                                    EXHIBIT O

                   EXCEPTIONS TO CLAUSE XXXV(L) OF SCHEDULE I

                                      None.

                                    EXHIBIT P

                   EXCEPTIONS TO CLAUSE XLIV OF SCHEDULE I


====================================================================================================================================
                                                          LEHMAN BROTHERS
                                                FU - LB Conduit 1997-C2 ** BLACK **


No A&E report in last 18 months - First Union Pool
====================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Prospectus  Loan
#           #     Property Name                            Address                                      City
------------------------------------------------------------------------------------------------------------------------------------
95          49    Circuit City - Poughkeepsie              837 South Rd.                                Poughkeepsie
139         76    Circuit City - Wilkes Barre              500 Kidder St.                               Wilkes Barre
157         86    Circuit City - Florence                  2400 David McLeod Blvd.                      Florence
214         122   4401 Barclay Downs                       4401 Barclay Downs Drive                     Charlotte
242         129   Circuit City - Muncy                     Lycoming Mall Ring Rd.                       Muncy
259         139   Ridgeview                                710 North Washington Boulevard               Ogden
266         133   Pep Boys  - Miami                        10660 SW 40TH Street                         Miami
299         159   Coral Gardens                            3230 East Roosevelt Street                   Phoenix
328         180   Rite-Aid - Wilkes-Barre                  Wilkes-Barre Blvd & East Northampton Street  Wilkes-Barre
330         181   Rite-Aid - Cleveland                     15105 St Clair Ave & 152nd St.               Cleveland
333         184   Moonlight Townhomes                      211 North Evergreen                          Gardner
336         186   Rite-Aid - Cartersville                  954 Joe Frank Harris Pkwy                    Cartersville
342         189   Rite-Aid - Liberty Township              2704 Belmont Ave                             Liberty Township
343         190   Eckerd - Stockton                        441 Country Club Drive                       Stockton
346         192   Rite-Aid - Ashtabula (2)                 1127 West Prospect Ave                       Ashtabula
348         194   Rite-Aid - Jefferson                     224 N Chesnut St                             Jefferson
349         195   Rite-Aid - Ashtabula (1)                 2120 Lake Ave                                Ashtabula
352         196   Eckerd - Oneco                           1505 Oneco Boulevard                         Oneco
359         199   Revco - Norfolk (1)                      2330 Azalea Garden Road                      Norfolk
361         202   Eckerd - Monroe                          703 West Spring Street                       Monroe
362         201   Revco - Dundalk                          7845 Wise Avenue                             Dundalk
365         203   Rite-Aid - Barnegat Twp., Ocean County,  Barnegat Blvd and West Bay Ave.              Barnegat Twp., Ocean County,
372         206   Eckerd - Lady Lake                       860 Avenida Central                          Lady Lake
373         210   Oakwood Homes                            3802 Damon Street                            Eau Claire
377         211   Rite-Aid - Newton Falls                  325 West Broad St                            Newton Falls
382         214   Revco - Portsmouth (2)                   2004 Victory Boulevard                       Portsmouth
384         215   Rite-Aid - Perry                         102 North Main Street                        Perry
385         217   Revco - Virginia Beach                   5015 Virginia Beach Blvd.                    Virginia Beach
387         218   Revco - Portsmouth (1)                   3531 Airline Boulevard                       Portsmouth
388         219   Revco - Newport News                     10453 Jefferson Avenue                       Newport News
398         226   Rite-Aid - Folkston                      200 N 2nd St.                                Folkston
405         231   Rite-Aid - Homerville                    400 N Church Street                          Homerville
412         233   Sunbelt Rentals - Savannah               Bourne Aveand State Road 21                  Savannah
415         237   Revco - Chase City                       610 North Main Street                        Chase City
417         238   Revco - Holly Hill                       8517 Old State Road                          Holly Hill
------------------------------------------------------------------------------------------------------------------------------------
     Totals:
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Prospectus                 Original              Cut-off Date            Mortgage                            Accrual
#               State      Balance               Balance                 Rate             Maturity           Method
------------------------------------------------------------------------------------------------------------------------------------
95              NY         6,589,015.00          6,428,181.00            8.188             6/1/18            30/360
139             PA         4,903,453.00          4,776,282.00            8.188             5/1/18            30/360
157             SC         4,596,987.00          4,484,777.00            8.188             6/1/18            30/360
214             NC         3,362,000.00          3,356,836.00            7.750            10/1/07            Act/360
242             PA         2,860,347.00          2,790,528.00            8.188             6/1/18            30/360
259             UT         2,595,000.00          2,593,835.00            8.000            10/1/27            Act/360
266             FL         2,447,077.00          2,447,077.00            7.960             5/1/17            30/360
299             AZ         2,160,000.00          2,156,589.00            8.000             8/1/25            Act/360
328             PA         1,948,066.00          1,940,888.00            7.765             3/1/17            30/360
330             OH         1,961,817.00          1,925,202.00            8.170             3/1/16            30/360
333             KS         1,850,000.00          1,847,592.00            8.625             8/1/27            Act/360
336             GA         1,835,631.00          1,807,387.00            8.375            11/1/16            30/360
342             OH         1,748,804.00          1,713,889.00            7.930             9/1/16            30/360
343             GA         1,723,331.00          1,710,960.00            8.500            12/1/16            30/360
346             OH         1,707,479.00          1,673,378.00            8.070             7/1/16            30/360
348             OH         1,702,049.00          1,668,057.00            8.070             7/1/16            30/360
349             OH         1,676,936.00          1,641,993.00            8.070             2/1/16            30/360
352             FL         1,622,868.00          1,617,476.00            7.590             2/1/17            30/360
359             VA         1,597,003.00          1,564,682.00            9.125             9/1/16            30/360
361             GA         1,533,030.00          1,522,289.00            8.500            12/1/16            30/360
362             MD         1,531,796.00          1,521,433.00            8.250             5/1/17            30/360
365             NJ         1,543,168.00          1,512,548.00            8.875             8/1/16            30/360
372             FL         1,486,408.00          1,481,593.00            7.625             1/1/17            30/360
373             WI         1,472,000.00          1,471,674.00            9.550            10/1/22            Act/360
377             OH         1,454,665.00          1,425,622.73            7.930             9/1/16            30/360
382             VA         1,418,084.00          1,389,123.00            9.125             8/1/16            30/360
384             MI         1,364,026.00          1,361,668.00            7.920             9/1/17            30/360
385             VA         1,373,132.00          1,358,280.00            9.000             3/1/17            30/360
387             VA         1,352,057.00          1,341,130.00            8.791             2/1/17            30/360
388             VA         1,348,886.00          1,334,164.00            9.000             2/1/17            30/360
398             GA         1,233,982.00          1,214,497.00            8.375             8/1/16            30/360
405             GA         1,147,105.00          1,128,992.00            8.375             8/1/16            30/360
412             GA           975,307.00            974,025.00            8.125             8/1/17            30/360
415             VA           933,486.00            920,048.00            9.000            10/1/16            30/360
417             SC           923,436.00            916,074.00            8.830             3/1/17            30/360
------------------------------------------------------------------------------------------------------------------------------------
     Totas:               69,978,431.00         69,018,770.00
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                    EXHIBIT Q

                 EXCEPTIONS TO CLAUSE XLVIII(A) OF SCHEDULE I

SCHEDULE OF PAYMENT RESERVE WITHHELD AT CLOSING TO BE APPLIED TO P&I AFTER EXPIRATION OF THE LEASE


                                                                        # OF MTHS      PAYMENT              FUNDED
CONTROL #    TENANT                                LOCATION              RESERVE       PER MTH             RESERVE
--------------------------------------------------------------------------------------------------------------------
   340       Rite Aid of Michigan                  West Branch, MI          3         $13,306.39          $39,919.17
   298       Rite Aid of Michigan                  Bay City, MI             4         $16,310.43          $65,241.72
   334       Rite Aid of Michigan                  Saginaw, MI              3         $13,938.29          $41,814.87
   303       Rite Aid of Michigan                  Essexville, MI           6         $10,574.93          $63,449.58
   324       Rite Aid of Michigan                  Jenison, MI              4         $14,935.45          $59,741.80
   382       Revco Discount Drug Centers, Inc.     Portsmouth, VA           1         $13,944.80          $13,944.80
   347       Revco Discount Drug Centers, Inc.     Norfolk, VA              1         $15,208.19          $15,208.19
   415       Revco Discount Drug Centers, Inc.     Chase City, CA           1         $ 8,841.98          $ 8,841.98
   359       Revco Discount Drug Centers, Inc.     Norfolk, VA              1         $15,989.40          $15,989.40
   417       Revco Discount Drug Centers, Inc.     Holly Hills, SC          1         $ 8,632.98          $ 8,632.98
   388       Revco Discount Drug Centers, Inc.     Newport News, VA         1         $12,641.33          $12,641.33
   387       Revco Discount Drug Centers, Inc.     Portsmouth, VA           1         $13,292.83          $13,292.83
   385       Revco Discount Drug Centers, Inc.     Virginia Beach, VA       1         $13,466.66          $13,446.66
   362       Revco Discount Drug Centers, Inc.     Baltimore, MD            1         $13,561.39          $13,561.39

                                                   Total                                                  $  385,727

                           SCHEDULE OF BALLOON LOANS

  LOAN
CONTROL                                              REMAIN                     ORIG          CUTOFF
 NUMBER     PROPERTY NAME                             TERM       DSCR            LTV            LTV
----------------------------------------------------------------------------------------------------
   124      Albertson's, Inc. - Pharr-McAllen          238       1.003          95.5%          95.5%
    47      Garden Ridge - Kennesaw                    260       1.090          89.6%          89.6%
    50      Garden Ridge - Norcross                    260       1.090          90.1%          90.1%
    16      Hartford Fire - Farmington                 177       1.003          93.3%          93.3%
    11      Office Depot - Delray Beach                235       1.050          96.6%          96.6%
   298      Rite Aid - Bay City                        240       1.009         100.0%         100.0%
   303      Rite Aid - Essexville                      240       1.009          99.8%          99.8%
   324      Rite Aid - Jenison                         240       1.008         100.0%         100.0%
   334      Rite Aid - Saginaw                         240       1.007         100.0%         100.0%
   340      Rite Aid - West Branch                     240       1.006         100.0%         100.0%






  LOAN
CONTROL           FINAL SCHEDULED     CURRENT LOAN                          BALLOON
 NUMBER            MATURITY DATE         AMOUNT          BALLOON AMOUNT       LTV
-----------------------------------------------------------------------------------
   124                09/01/17       $    5,158,010      $ 1,898,993.44      35.2%
    47                07/01/19       $    9,763,390      $ 2,588,138.07      23.7%
    50                07/01/19       $    9,459,973      $ 2,507,706.38      23.9%
    16                08/01/12       $   20,078,226      $ 5,172,877.19      24.0%
    11                06/01/17       $   24,140,144      $ 9,335,742.65      37.3%
   298                11/01/17       $    2,159,314      $   755,486.65      35.0%
   303                11/01/17       $    2,114,985      $   739,976.21      34.9%
   324                11/01/17       $    1,974,110      $   690,691.00      35.0%
   334                11/01/17       $    1,839,795      $   643,696.15      35.0%
   340                11/01/17       $    1,754,680      $   613,916.13      35.0%

            Total                    $   78,442,626      $24,947,223.87
            Total Pool               $2,243,883,409
            Balloon % Pool                     3.50%


                                    EXHIBIT R

                 EXCEPTIONS TO CLAUSE XLVIII(B) OF SCHEDULE I


                                                             EXHIBIT R

                                                        Monetary Obligations



============================================================================================================

                                                                                               ENGINEERING
                                                                                                 DEFERRED
                                                                                               MAINTENANCE
FUMC LOAN                                                                                      ESCROW ($) @
 NUMBER        FU CONTROL #              PROPERTY NAME                        AS OF DATE          CLOSE
---------      ------------              -------------                        ----------       ------------
805114067            11           Office Depot - Delray Beach                   10/29/97       $   825.00
805114048            16           Hartford Fire - Farmington                    10/29/97       $     --
805096318            73           Walmart - Boone                               10/29/97       $     --
805113272           117           Bally Total Fitness - Bloomington             10/29/97       $23,207.50
805114158           124           Albertson't, Inc. - Pratt-McAllen             10/29/97       $     --
805114015           129           Barnes & Noble, Inc. - Raleigh                10/29/97       $15,341.25
805113973           166           Bally Total Fitness - Cincinnati              10/29/97       $ 6,250.00
805113970           185           Bally Total Fitness - Greenwood               10/29/97       $10,625.00
805113971           196           Bally Total Fitness - Indianapolis            10/29/97       $ 6,437.50
805113990           228           Walgreen Company - San Francisco              10/29/97       $     --
805114129           284           Walgreen - Weston                             10/29/97       $     --
805113989           283           Thrifty-Payless - Corona del Mar              10/29/97       $     --
805114094           298           Rite-Aid - Bay City                           10/29/97       $     --
805114091           303           Rite-Aid - Essexville                         10/29/97       $   250.00
805114013           328           Rite-Aid - Wilkes-Barre                       10/29/97       $     --
805051188           330           Rite-Aid - Cleveland                          10/29/97       $     --
805114092           324           Rite-Aid - Jenison                            10/29/97       $   250.00
805036324           336           Rite-Aid - Carterville                        10/29/97       $     --
805114093           334           Rite-Aid - Saginaw                            10/29/97       $   250.00
805051198           342           Rite-Aid - Liberty Township                   10/29/97       $     --
805114095           340           Rite-Aid - West Branch                        10/29/97       $     --
805051190           346           Rite-Aid - Ashtabule (2)                      10/29/97       $     --
805096279           347           Revco - Norfolk (2)                           10/29/97       $     --
805051172           348           Rite-Aid - Jefferson                          10/29/97       $     --
805051191           349           Rite-Aid - Ashtabule (1)                      10/29/97       $     --
805051097           359           Revco - Norfolk (1)                           10/29/97       $     --
805096404           362           Revco - Dundalk                               10/29/97       $     --
805051137           365           Rite-Aid - Barnegat Twp. Ocean County         10/29/97       $     --
805114161           364           Eckard - Sharpsburg                           10/29/97       $     --
805051199           377           Rite-Aid - Newton Falls                       10/29/97       $     --
805051098           382           Revco - Portsmouth (2)                        10/29/97       $     --
805114040           384           Rite-Aid - Perry                              10/29/97       $     --
805095379           385           Revco - Virginia Beach                        10/29/97       $     --
805096377           387           Revco - Portsmouth (1)                        10/29/97       $     --
805096376           388           Revco - Newport News                          10/29/97       $     --
805114066           385           Revco - Akron                                 10/29/97       $     --
805051170           394           Rite-Aid - Portage                            10/29/97       $     --
805051183           397           Rite-Aid - New Bethlehem                      10/29/97       $     --
805096323           398           Rite-Aid - Folkston                           10/29/97       $     --
805051186           402           Rite-Aid - Craigville                         10/29/97       $     --
805096380           403           Orleans CVS, Inc. - Orleans                   10/29/97       $10,000.00
805051169           404           Rite-Aid - Latrobe                            10/29/97       $     --
805096321           405           Rite-Aid - Homerville                         10/29/97       $     --
805051185           409           Rite-Aid - Glenville                          10/29/97       $     --
805114037           412           Sunbelt Rentals - Savannah                    10/29/97       $     --
805114030           416           Sunbelt Rentals - Kennesaw                    10/29/97       $     --
805096278           415           Revco - Chase City                            10/29/97       $     --
805096378           417           Revco - Holly Hill                            10/29/97       $     --

============================================================================================================



==============================================================================================
                 ANNUAL
                CAPTURED           INITIAL
               REPLACEMENT       REPLACEMENT        AGGREGATE                         MONTHLY
FUMC LOAN      RESERVE PER         RESERVES       ENVIRONMENTAL       MONTHLY        INSURANCE
 NUMBER        SQUARE FOOT      DEPOSIT UPFRONT   ESCROW @ CLOSE     TAX ESCROW       ESCROW
---------      -----------      ---------------   --------------     ----------      ---------
805114067       $     --          $     --          $     --          $    --        $    --
805114048       $     0.10        $     --          $     --          $    --        $    --
805096318       $     --          $ 12,936.70       $     --          $    --        $    --
805113272       $     --          $     --          $     --          $    --        $    --
805114158       $     0.30        $ 20,000.00       $     --          $    --        $    --
805114015       $     --          $     --          $  21,875.00      $    --        $    --
805113973       $     --          $     --          $     --          $    --        $    --
805113970       $     --          $     --          $     --          $    --        $    --
805113971       $     --          $     --          $     --          $    --        $    --
805113990       $     0.15        $     --          $     --          $    --        $    --
805114129       $     0.20        $     --          $     --          $    --        $    --
805113989       $     0.15        $     --          $     --          $    --        $    --
805114094       $     0.30        $     --          $     --          $    --        $    --
805114091       $     0.30        $     --          $     --          $    --        $    --
805114013       $     0.28        $     --          $     --          $    --        $    --
805051188       $     0.10        $     --          $     --          $    --        $    --
805114092       $     0.30        $     --          $     --          $    --        $    --
805036324       $     0.15        $     --          $     --          $    --        $    --
805114093       $     0.30        $     --          $     --          $    --        $    --
805051198       $     0.10        $     --          $     --          $    --        $    --
805114095       $     0.30        $     --          $     --          $    --        $    --
805051190       $     0.10        $     --          $     --          $    --        $    --
805096279       $     0.15        $ 37,193.60       $  15,625.00      $ 663.81       $ 356.50
805051172       $     0.10        $     --          $     --          $    --        $    --
805051191       $     0.10        $     --          $     --          $    --        $    --
805051097       $     0.15        $ 37,666.40       $     --          $ 511.42       $ 358.18
805096404       $     0.15        $ 37,508.80       $     --          $ 298.32       $ 335.84
805051137       $     0.10        $     --          $     --          $    --        $    --
805114161       $     0.20        $     --          $     --          $    --        $    --
805051199       $     0.10        $     --          $     --          $    --        $    --
805051098       $     0.15        $ 37,508.80       $     --          $ 866.42       $ 334.18
805114040       $     0.15        $     --          $     --          $    --        $    --
805095379       $     0.15        $     --          $     --          $ 771.68       $ 336.00
805096377       $     0.15        $     --          $     --          $ 897.25       $ 358.66
805096376       $     0.15        $     --          $     --          $ 166.76       $ 335.34
805114066       $     0.15        $     --          $     --          $ 172.26       $ 964.66
805051170       $     0.10        $     --          $     --          $    --        $    --
805051183       $     0.10        $     --          $     --          $    --        $    --
805096323       $     0.15        $     --          $     --          $    --        $    --
805051186       $     0.20        $     --          $     --          $    --        $    --
805096380       $     --          $     --          $   9,506.25      $    --        $    --
805051169       $     0.10        $     --          $     --          $    --        $    --
805096321       $     0.15        $     --          $     --          $    --        $    --
805051185       $     0.20        $     --          $     --          $    --        $    --
805114037       $     0.20        $     --          $     --          $    --        $    --
805114030       $     0.20        $     --          $     --          $    --        $    --
805096278       $     0.15        $     --          $     --          $  98.23       $ 325.00
805096378       $     0.15        $     --          $     --          $  94.24       $ 323.32

==============================================================================================


                                    EXHIBIT S

                  EXCEPTIONS TO CLAUSE XLVIII(C) OF SCHEDULE I

                                 See Exhibit T.

                                    EXHIBIT T

                 EXCEPTIONS TO CLAUSE XLVIII(D) OF SCHEDULE I

                              On File With Trustee.

                                    EXHIBIT U

                  EXCEPTIONS TO CLAUSE XLVIII(U) OF SCHEDULE I

                                 See Exhibit T.

                                    EXHIBIT V

                 EXCEPTIONS TO CLAUSE XLVIII(G) OF SCHEDULE I

                             Revco - Akron
                             Hammet - Cartersville

                                    EXHIBIT W

                 EXCEPTIONS TO CLAUSE XLVIII(H) OF SCHEDULE I

                                   Exhibit W
                          General Indemnitee Exception

However, the lease contains a clause, which allows the Landlord to cure any default by the Tenant and obtain reimbursement for such costs, which is very similar to an indemnification.


            CONTROL #           PROPERTY NAME
            ---------           -------------

               73               Walmart-Boone

                                   EXHIBIT X

                  EXCEPTIONS TO CLAUSE XLVIII(I) OF SCHEDULE I

                                   Exhibit X
                          General Indemnitee Exception

The Tenant is however responsible for removal and abatement of any hazardous materials on the property resulting from the Tenant's use.


             CONTROL #        PROPERTY NAME
             ---------        -------------

               386            Revco - Akron
               415            Revco - Chase City
               362            Revco - Dundalk
               416            Revco - Holly Hill
               387            Revco - Newport News
               359            Revco - Norfolk (Garden Rd.)
               347            Revco - Norfolk (Tidewater)
               388            Revco - Portsmouth (Airline Dr.)
               382            Revco - Portsmouth (Victory Blvd.)
               385            Revco - Virginia Beach
               349            Ashtabula (Lake Ave.)
               346            Rite Aid - Ashtabula (W. Prospect)
               330            Rite Aid - Cleveland
               303            Rite Aid - Essexville
               409            Rite Aid - Glenville
               348            Rite Aid - Jefferson
               324            Rite Aid - Jenison
               404            Rite Aid - Latrobe
               342            Rite Aid - Liberty Twp
               397            Rite Aid - New Bethlehem
               377            Rite Aid - Newton Falls
               383            Rite Aid - Perry
               394            Rite Aid - Portage
               340            Rite Aid - West Branch
               283            Thrifty Payless - Corona del Mar

                                   EXHIBIT Y

                  EXCEPTIONS TO CLAUSE XLVIII(J) OF SCHEDULE I

                                   Exhibit Y
                       Exceptions to Guaranty of Payment


 CONTROL #     PROPERTY NAME                      LEASE GUARANTOR
 ---------     -------------                      ---------------

   416         Sunbelt Rentals - Kennesaw         Ashtead Group, PLC
   412         Sunbelt Rentals - Savannah         Ashtead Group, PLC


These Guarantees Guaranty Collection

                                   EXHIBIT Z

                            LIST OF LEASE GUARANTORS

                                   Exhibit Z
                                Lease Guarantors


                                                                (Rep___________)
                                                                (Guarantees)


CONTROL #      PROPERTY NAME                             LEASE GUARANTOR
---------      -------------                             ---------------

   47          Garden Ridge - Kennesaw                   Garden Ridge Corporation
   50          Garden Ridge - Norcross                   Garden Ridge Corporation
   73     `    Wal-Mart                                  Wal-Mart Stores, Inc.
  117          Bally's - Bloomington                     Bally's Total Fitness Holding Corporation, Inc.
  166          Bally's - Cincinnati                      Bally's Total Fitness Holding Corporation, Inc.
  185          Bally's - Greenwood                       Bally's Total Fitness Holding Corporation, Inc.
  196          Bally's - Indianapolis                    Bally's Total Fitness Holding Corporation, Inc.
  328          Rite Aid - Wilkes Barre                   Rite Aid Corporation
  365          Rite Aid - Barnegat                       Rite Aid Corporation
  384          Rite Aid - Perry                          Rite Aid Corporation
  386          Revco - Akron                             Revco D. S., Inc.
  402          Rite Aid - Craigsville                    Rite Aid Corporation
  403          Orleans CVS                               CVS Corporation
  409          Rite Aid - Glenville                      Rite Aid Corporation
  439          Rite Aid - Ashtabula (1) - Lake Ave.      Rite Aid Corporation
  446          Rite Aid - Ashtabula (2) - W. Prospect    Rite Aid Corporation
  330          Rite Aid - Cleveland                      Rite Aid Corporation
  348          Rite Aid - Jefferson                      Rite Aid Corporation
  377          Rite Aid - Newton Falls                   Rite Aid Corporation
  342          Rite Aid - Liberty Township               Rite Aid Corporation
  397          Rite Aid - New Bethlehem                  Rite Aid Corporation
  404          Rite Aid - Latrobe                        Rite Aid Corporation
  397          Rite Aid - Portage                        Rite Aid Corporation
  336          Rite Aid - Cartersville                   Rite Aid Corporation
  398          Rite Aid - Folkston                       Rite Aid Corporation
  405          Rite Aid - Homerville                     Rite Aid Corporation
  303          Rite Aid - Essexville                     Rite Aid Corporation
  324          Rite Aid - Jenison                        Rite Aid Corporation
  334          Rite Aid - Saginaw                        Rite Aid Corporation
  298          Rite Aid - Bay City                       Rite Aid Corporation
  340          Rite Aid - West Branch                    Rite Aid Corporation
  382          Revco - Portsmouth (2) - Victory          Revco D. S., Inc.
  359          Revco - Norfolk (1) - Azalea              Revco D. S., Inc.
  415          Revco - Chase City                        Revco D. S., Inc.
  347          Revco - Norfolk (2) - Tidewater           Revco D. S., Inc.
  417          Revco - Holly Hill                        Revco D. S., Inc.
  388          Revco - Newport News                      Revco D. S., Inc.
  387          Revco - Portsmouth (1) - Airline          Revco D. S., Inc.
  385          Revco - Viginia Beach                     Revco D. S., Inc.
  362          Revco - Dundalk                           Revco D. S., Inc.
  412          Sunbelt Rentals - Savannah                Ashtead Group, PLC
  416          Sunbelt Rentals - Kennesaw                Ashtead Group, PLC